UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2017

WESTERN ASSET

CORE BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 20% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Bond Fund for the twelve-month reporting period ended December 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive

January 31, 2018

II	Western Asset Core Bond Fund

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the twelve months ended December 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2% during the first quarter of 2017. Second and third quarter 2017 GDP growth then accelerated to 3.1% and 3.2%, respectively. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, state and local government spending, federal government spending, and an upturn in residential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on December 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In December 2017, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rate,iii three times during the reporting period. The first occurrence took place on March 15, 2017, as the Fed raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Core Bond Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser (generally, this range is three to seven years).

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase. These securities are known as “investment grade securities.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options and swaps. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve-month reporting period ended December 31, 2017. The fixed income market was impacted by a number of factors, including accelerating global economic growth, three interest rate hikes by the Federal Reserve Board (the “Fed”)iii, generally benign inflation, several geopolitical issues and, most recently, the signing of the U.S. tax reform bill.

Short-term Treasury yields moved higher during the reporting period, whereas longer-term Treasury yields edged lower. The yield for the two-year Treasury note began the reporting period at 1.20% and ended the period at 1.89%. The low of 1.12% occurred

Western Asset Core Bond Fund 2017 Annual Report	1

Fund overview (cont’d)

on February 24, 2017, and the peak of 1.92% took place on December 26, 2017. The yield for the ten-year Treasury began the reporting period at 2.45% and ended the period at 2.40%. The low of 2.05% occurred on September 7, 2017 and the peak of 2.62% took place on March 13, 2017. All told, the Bloomberg Barclays U.S. Aggregate Indexiv returned 3.54% for the twelve months ended December 31, 2017.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the Fund’s allocation to agency mortgage-backed securities (“MBS”), moving from an underweight to an overweight versus the Bloomberg Barclays U.S. Aggregate Index. This was primarily done in the summer of 2017, as their spreads widened due to concerns about the Fed starting to unwind its balance sheet and reducing its holdings of agency MBS. However, with the Fed clearly communicating a very gradual tapering of its balance sheet — by initially not reinvesting a relatively small portion of its maturing agency MBS positions every month — the sector rallied and its spreads narrowed. We also increased the Fund’s exposure to investment-grade corporate bonds given overall strong fundamentals. Finally, we added to the Fund’s allocation to investment-grade U.S. dollar-denominated emerging market sovereigns. This was done as global growth strengthened, commodity prices generally improved and there were lessening concerns over U.S. protectionist policies.

The Fund used U.S. Treasury futures, options and interest rate swaps to manage its duration and yield curvev exposure. The use of these instruments detracted from performance. Credit default swaps (“CDS”), which were used to manage the Fund’s exposure to individual credits, were additive for results. Finally, index swaps (“CDX”), which were used to manage our structured product exposure, did not meaningfully impact results.

Performance review

For the twelve months ended December 31, 2017, Class I shares of Western Asset Core Bond Fund returned 5.21%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 3.54% for the same period. The Lipper Core Bond Funds Category Average1 returned 3.56% over the same time frame.

Performance Snapshot as of December 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Bond Fund[2]:
Class A	1.84%	4.82%
Class C	1.55%	4.08%
Class C1	1.63%	4.39%
Class FI	1.84%	4.83%
Class R	1.73%	4.56%
Class I	2.03%	5.21%
Class IS	2.04%	5.23%
Bloomberg Barclays U.S. Aggregate Index	1.24%	3.54%
Lipper Core Bond Funds Category Average[1]	1.13%	3.56%

The performance shown represents past performance. Past performance is no guarantee

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 519 funds for the six-month period and among the 500 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

2	Western Asset Core Bond Fund 2017 Annual Report

of future results and current performance may be higher or lower than the performance shown. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2017 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.89%, 1.27%, 1.65%, 1.88%, 1.61%, 2.35% and 2.38%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A, Class R, Class I and Class IS shares would have been 1.79%, 1.48%, 2.22% and 2.34%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.84%, 1.52%, 1.23%, 0.80%, 1.13%, 0.54% and 0.43%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.82% for Class A shares, 1.65% for Class C shares, 1.42% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.42% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Core Bond Fund 2017 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The Fund outperformed its benchmark during the reporting period. The largest contributors to its relative performance were duration and yield curve positioning. We tactically adjusted the Fund’s duration and benefited as longer-term rates declined during the year. In terms of yield curve positioning, the Fund was positioned to benefit from a flattening of the curve.

The Fund’s overweight investment-grade emerging market exposure contributed to results. The asset class benefited from the synchronized global economic expansion, rising commodity prices and the weakening U.S. dollar. Against this backdrop, sovereign yields declined and corporate spreads narrowed.

The Fund’s out-of-benchmark allocation to non-agency residential mortgage-backed securities was beneficial given improving housing fundamentals, solid demand and a lack of new supply.

An overweight to investment-grade corporate bonds was beneficial for returns. They performed well given strengthening corporate fundamentals and overall robust demand from investors looking to generate incremental yield in the low interest rate environment. Individual holdings that performed well included overweight positions in Wells Fargo & Co., Merrill Lynch and Citigroup Inc.

Finally, overweights to structured products, including commercial mortgage-backed securities, asset-backed securities and agency MBS all contributed to performance as their spreads narrowed amid strong investor demand.

Q. What were the leading detractors from performance?

A. Modestly detracting from the Fund’s relative performance for the reporting period was its allocation to Treasury Inflation-Protected Securities (“TIPS”)vi. While inflation expectations increased as the reporting period progressed, TIPS lagged the benchmark in 2017.

Although the Fund’s investment-grade corporate bond exposure was positive for performance overall, certain holdings were drags on results. Individual holdings that detracted from results included overweight positions in U.S. Airways, Broadcom and American Express.

Thank you for your investment in Western Asset Core Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2018

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a

4	Western Asset Core Bond Fund 2017 Annual Report

potentially large impact on Fund performance.

Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 52 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2017 were: Mortgage-Backed Securities (34.2%), Corporate Bonds & Notes (24.6%), U.S. Government & Agency Obligations (17.2%), Collateralized Mortgage Obligations (10.4%) and Asset-Backed Securities (6.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Western Asset Core Bond Fund 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2017 and December 31, 2016 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Core Bond Fund 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.84%	$1,000.00	$1,018.40	0.82%	$4.17	Class A	5.00%	$1,000.00	$1,021.07	0.82%	$4.18
Class C	1.55	1,000.00	1,015.50	1.53	7.77	Class C	5.00	1,000.00	1,017.49	1.53	7.78
Class C1	1.63	1,000.00	1,016.30	1.22	6.20	Class C1	5.00	1,000.00	1,019.06	1.22	6.21
Class FI	1.84	1,000.00	1,018.40	0.81	4.12	Class FI	5.00	1,000.00	1,021.12	0.81	4.13
Class R	1.73	1,000.00	1,017.30	1.19	6.05	Class R	5.00	1,000.00	1,019.21	1.19	6.06
Class I	2.03	1,000.00	1,020.30	0.45	2.29	Class I	5.00	1,000.00	1,022.94	0.45	2.29
Class IS	2.04	1,000.00	1,020.40	0.42	2.14	Class IS	5.00	1,000.00	1,023.09	0.42	2.14

Western Asset Core Bond Fund 2017 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Core Bond Fund 2017 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A‡	Class C‡	Class C1‡	Class FI‡	Class R‡	Class I‡	Class IS‡
Twelve Months Ended 12/31/17	4.82%	4.08%	4.39%	4.83%	4.56%	5.21%	5.23%
Five Years Ended 12/31/17	2.77	2.05	2.38	2.84	2.50	3.16	3.21
Ten Years Ended 12/31/17	N/A	N/A	N/A	4.92	N/A	5.22	N/A
Inception* through 12/31/17	3.14	2.41	2.30	—	2.86	—	6.12

With sales charges[2]	Class A‡	Class C‡	Class C1‡	Class FI‡	Class R‡	Class I‡	Class IS‡
Twelve Months Ended 12/31/17	0.34%	3.08%	3.39%	4.83%	4.56%	5.21%	5.23%
Five Years Ended 12/31/17	1.88	2.05	2.38	2.84	2.50	3.16	3.21
Ten Years Ended 12/31/17	N/A	N/A	N/A	4.92	N/A	5.22	N/A
Inception* through 12/31/17	2.34	2.41	2.30	—	2.86	—	6.12

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/17)	19.15%
Class C (Inception date of 4/30/12 through 12/31/17)	14.47
Class C1 (Inception date of 10/3/12 through 12/31/17)	12.70
Class FI (12/31/07 through 12/31/17)	61.68
Class R (Inception date of 4/30/12 through 12/31/17)	17.37
Class I (12/31/07 through 12/31/17)	66.40
Class IS (Inception date of 8/29/08 through 12/31/17)	74.16

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 3, 2012, July 22, 1999, April 30, 2012, September 4, 1990 and August 29, 2008, respectively.

‡	Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

Western Asset Core Bond Fund 2017 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Bond Fund vs. Bloomberg Barclays U.S. Aggregate Index† —

December 2007 - December 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Bond Fund on December 31, 2007, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2017. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Core Bond Fund 2017 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAC	— Western Asset Core Bond Fund

Western Asset Core Bond Fund 2017 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAC	— Western Asset Core Bond Fund

12	Western Asset Core Bond Fund 2017 Annual Report

Schedule of investments

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 34.2%
FHLMC — 10.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19-8/1/47	$93,445,790	$99,626,119
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-11/1/41	6,921,058	7,533,732
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	4/1/24-3/1/39	1,003,374	1,131,155
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-12/1/47	173,374,215	182,190,982
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	2/1/29-11/1/39	583,655	658,737
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	6/1/32-9/1/39	565,745	631,384
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	8/1/33-10/1/47	87,540,746	90,178,436
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	4/1/35-4/1/38	2,490,114	2,727,184
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/11/48	177,500,000	177,486,054	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	1/11/48	237,300,000	243,708,410	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	1/11/48	139,700,000	146,095,636	(a)
Total FHLMC				951,967,829
FNMA — 17.8%
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-2/1/45	38,009,894	40,761,637
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-8/1/56	421,776,803	443,196,639
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-6/1/41	7,352,163	7,923,366
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-12/1/39	6,725,736	7,589,390
Federal National Mortgage Association (FNMA)	2.810%	4/1/25	710,000	716,022
Federal National Mortgage Association (FNMA)	2.910%	6/1/25	6,461,589	6,530,546
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-4/1/28	67,936	69,411
Federal National Mortgage Association (FNMA)	7.000%	4/1/27-2/1/39	2,784,142	3,107,190
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	3,593,267	3,574,927
Federal National Mortgage Association (FNMA)	6.500%	2/1/32-5/1/40	1,501,740	1,684,584
Federal National Mortgage Association (FNMA)	3.000%	1/17/33-1/11/48	338,300,000	340,660,613	(a)
Federal National Mortgage Association (FNMA)	3.500%	1/17/33-1/11/48	339,900,000	349,009,363	(a)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	3,587,843	3,966,198
Federal National Mortgage Association (FNMA) (12 mo. Monthly Treasury Average Index + 1.973%)	2.973%	11/1/35	646,834	677,881	(b)
Federal National Mortgage Association (FNMA)	3.500%	8/1/42-3/1/57	107,391,278	110,381,706
Federal National Mortgage Association (FNMA)	3.000%	12/1/42-1/1/47	43,220,993	43,297,726
Federal National Mortgage Association (FNMA)	4.000%	1/11/48	251,700,000	263,232,144	(a)
Federal National Mortgage Association (FNMA)	5.000%	1/11/48	55,700,000	59,874,239	(a)
Total FNMA				1,686,253,582

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	13

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — 6.3%
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	$43,585	$48,253
Government National Mortgage Association (GNMA)	6.500%	10/15/23-8/15/34	6,338,690	7,166,883
Government National Mortgage Association (GNMA)	7.000%	1/15/24-5/15/32	48,178	50,135
Government National Mortgage Association (GNMA)	6.000%	3/15/26-6/15/35	2,948,961	3,320,734
Government National Mortgage Association (GNMA)	5.500%	2/15/35-6/15/36	274,635	305,293
Government National Mortgage Association (GNMA)	5.000%	1/15/40	71,145	77,051
Government National Mortgage Association (GNMA)	3.500%	1/22/48	900,000	930,644	(a)
Government National Mortgage Association (GNMA) II	6.000%	9/20/36-2/20/42	4,066,312	4,555,472
Government National Mortgage Association (GNMA) II	6.500%	10/20/37	823,664	977,148
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-3/20/41	4,872,888	5,170,689
Government National Mortgage Association (GNMA) II	5.000%	7/20/40-11/20/40	893,707	978,416
Government National Mortgage Association (GNMA) II	3.500%	8/20/47-12/20/47	83,427,425	86,415,601
Government National Mortgage Association (GNMA) II	4.000%	8/20/47	43,089,564	45,145,324
Government National Mortgage Association (GNMA) II	3.000%	11/20/47	92,767,633	93,728,493
Government National Mortgage Association (GNMA) II	3.000%	1/22/48	189,600,000	191,333,063	(a)
Government National Mortgage Association (GNMA) II	3.500%	1/22/48	97,100,000	100,384,711	(a)
Government National Mortgage Association (GNMA) II	4.000%	1/22/48	51,500,000	53,688,752	(a)
Total GNMA				594,276,662
Total Mortgage-Backed Securities (Cost — $3,235,686,742)				3,232,498,073
Asset-Backed Securities — 6.5%
Access Group Inc., 2007-1 A4 (3 mo. USD LIBOR + 0.060%)	1.427%	1/25/23	9,290,431	9,143,984	(b)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	2.967%	5/1/27	9,000,000	9,020,403	(b)(c)
Airspeed Ltd., 2007-1A G1W (1 mo. USD LIBOR + 0.270%)	1.747%	4/15/24	7,894,488	7,059,354	(b)(c)

See Notes to Financial Statements.

14	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
American Money Management Corp., 2013-12A AR (3 mo. USD LIBOR + 1.200%)	2.610%	11/10/30	$6,745,000	$6,786,144	(b)(c)
Amortizing Residential Collateral Trust, 2005-BC5 M1 (1 mo. USD LIBOR + 1.035%)	2.364%	7/25/32	566,667	562,539	(b)
Apex Credit CLO LLC, 2016-1A A2A (3 mo. USD LIBOR + 0.750%)	2.125%	7/27/28	7,500,000	7,502,482	(b)(c)
Apidos CLO, 2015-22A A1 (3 mo. USD LIBOR + 1.500%)	2.863%	10/20/27	5,000,000	5,019,950	(b)(c)
Apollo Credit Funding Ltd., 2004A A2 (3 mo. USD LIBOR + 1.750%)	3.109%	4/15/27	2,750,000	2,750,528	(b)(c)
Ares CLO Ltd., 2014-32A A2R (3 mo. USD LIBOR + 1.650%)	3.066%	11/15/25	5,750,000	5,752,662	(b)(c)
Ares CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.350%)	2.845%	12/5/25	15,250,000	15,370,444	(b)(c)
Argent Securities Inc., 2006-W4 A2B (1 mo. USD LIBOR + 0.110%)	1.439%	5/25/36	115,247	44,594	(b)
Atrium CDO Corp., 2013-A A1 (3 mo. USD LIBOR + 1.180%)	2.621%	11/21/30	14,666,000	14,758,396	(b)(c)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A A	2.970%	3/20/24	9,000,000	9,021,708	(c)
Bear Stearns Asset-Backed Securities Trust, 2004-HE10 M1 (1 mo. USD LIBOR + 0.975%)	2.304%	12/25/34	5,980,077	5,993,935	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3 (1 mo. USD LIBOR + 1.140%)	2.469%	9/25/34	19,508	19,582	(b)
BlueMountain CLO Ltd., 2012-2A AR (3 mo. USD LIBOR + 1.420%)	2.856%	11/20/28	2,000,000	2,015,654	(b)(c)
BlueMountain CLO Ltd., 2014-3A A1R (3 mo. USD LIBOR + 1.140%)	2.499%	10/15/26	5,000,000	5,001,320	(b)(c)
BlueMountain CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.330%)	2.689%	4/13/27	7,000,000	7,001,687	(b)(c)
Brazos Student Finance Corp., 2009-1 AS (3 mo. USD LIBOR + 2.500%)	3.828%	12/27/39	5,900,000	6,208,607	(b)
Carlyle Global Market Strategies, 2013-3A A1AR (3 mo. USD LIBOR + 1.100%)	2.459%	10/15/30	5,500,000	5,499,989	(b)(c)
Carlyle Global Market Strategies, 2013-4A A1 (3 mo. USD LIBOR + 1.470%)	2.829%	10/15/25	1,000,000	1,000,219	(b)(c)
Carlyle Global Market Strategies, 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	2.552%	7/20/31	20,200,000	20,236,441	(b)(c)
Catskill Park CLO Ltd., 2017-1A A2 (3 mo. USD LIBOR + 1.700%)	3.063%	4/20/29	7,375,000	7,422,362	(b)(c)
CBAM CLO Management, 2017-2A B1 (3 mo. USD LIBOR + 1.750%)	3.141%	10/17/29	8,685,000	8,745,126	(b)(c)
Cent CLO LP, 2013-17A A1 (3 mo. USD LIBOR + 1.300%)	2.678%	1/30/25	1,074,238	1,078,536	(b)(c)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	10,520,000	10,491,165	(c)
Conseco Financial Corp., 1996-5 B1	8.100%	7/15/26	10,807	121	(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2 (1 mo. USD LIBOR + 0.620%)	1.949%	9/25/33	876,918	861,477	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	15

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Countrywide Asset-Backed Certificates, 2006-SD4 A1 (1 mo. USD LIBOR + 0.340%)	1.669%	12/25/36	$423,715	$236,304	(b)(c)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.240%	2/3/29	12,784	12,700	(b)(c)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	6.250%	10/25/36	1,056,847	1,071,999	(c)
CVP CLO Ltd., 2017-2A A (3 mo. USD LIBOR + 1.190%)	3.116%	1/20/31	4,500,000	4,500,000	(b)(c)
CVP CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 2.100%)	4.025%	1/20/31	4,750,000	4,750,000	(b)(c)
Galaxy CLO Ltd., 2013-15A BR (3 mo. USD LIBOR + 1.600%)	2.959%	10/15/30	12,250,000	12,324,884	(b)(c)
GSAA Home Equity Trust, 2005-6 A3 (1 mo. USD LIBOR + 0.370%)	1.699%	6/25/35	2,152,697	2,175,113	(b)
GSAA Home Equity Trust, 2005-9 2A4 (1 mo. USD LIBOR + 0.430%)	1.759%	8/25/35	6,500,000	6,400,740	(b)
GT Loan Financing Ltd., 2013-1A A (3 mo. USD LIBOR + 1.270%)	2.648%	10/28/24	6,250,000	6,251,888	(b)(c)
Hertz Vehicle Financing LLC, 2015-1A A	2.730%	3/25/21	3,900,000	3,913,520	(c)
Hertz Vehicle Financing LLC, 2015-1A B	3.520%	3/25/21	8,480,000	8,458,783	(c)
Hertz Vehicle Financing LLC, 2017-1A A	2.960%	10/25/21	39,280,000	39,290,527	(c)
HSI Asset Securitization Corp. Trust, 2006-OPT3 3A3 (1 mo. USD LIBOR + 0.180%)	1.509%	2/25/36	1,468,532	1,464,925	(b)
Jamestown CLO Ltd., 2014-4A A2R (3 mo. USD LIBOR + 1.350%)	2.710%	7/15/26	16,000,000	15,999,936	(b)(c)
Jamestown CLO Ltd., 2017-10A A2 (3 mo. USD LIBOR + 1.850%)	3.320%	7/17/29	6,500,000	6,549,003	(b)(c)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3 (1 mo. USD LIBOR + 0.190%)	1.519%	5/25/35	93,433	93,634	(b)
KKR Financial CLO Ltd., 2017-A (3 mo. USD LIBOR + 1.340%)	2.699%	4/15/29	9,250,000	9,336,904	(b)(c)
LCM Ltd. Partnership, 2024A A (3 mo. USD LIBOR + 1.310%)	2.673%	3/20/30	7,500,000	7,593,510	(b)(c)
Long Beach Mortgage Loan Trust, 2000-1 AV1 (1 mo. USD LIBOR + 0.520%)	1.807%	1/21/31	81,039	79,128	(b)
Long Beach Mortgage Loan Trust, 2001-1 A1 (1 mo. USD LIBOR + 0.440%)	1.727%	4/21/31	7,118,216	6,845,352	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3 (1 mo. USD LIBOR + 1.300%)	2.629%	11/25/34	1,534,555	1,573,011	(b)
Long Beach Mortgage Loan Trust, 2005-2 M4 (1 mo. USD LIBOR + 0.930%)	2.259%	4/25/35	10,024,413	10,151,524	(b)
Magnetite CLO Ltd., 2014-9A A1R (3 mo. USD LIBOR + 1.000%)	2.367%	7/25/26	8,750,000	8,753,701	(b)(c)
Magnetite CLO Ltd., 2016-18A A (3 mo. USD LIBOR + 1.400%)	2.816%	11/15/28	11,500,000	11,582,616	(b)(c)
MASTR Asset-Backed Securities Trust, 2007-NCW A1 (1 mo. USD LIBOR + 0.300%)	1.629%	5/25/37	6,755,799	6,461,119	(b)(c)

See Notes to Financial Statements.

16	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Morgan Stanley Re-remic Trust, 2015-R7 1A	4.250%	2/26/29	$7,880,678	$7,828,728	(b)(c)
Navient Student Loan Trust, 2017-3A A3 (1 mo. USD LIBOR + 1.050%)	2.378%	7/26/66	16,270,000	16,726,959	(b)(c)
Neuberger Berman CLO Ltd., 2017-24A C (3 mo. USD LIBOR + 2.450%)	3.807%	4/19/30	4,000,000	4,033,156	(b)(c)
OHA Loan Funding Ltd., 2014-1A A1R (3 mo. USD LIBOR + 1.150%)	2.513%	10/20/26	10,750,000	10,789,399	(b)(c)
OHA Loan Funding Ltd., 2015-1A AR (3 mo. USD LIBOR + 1.410%)	2.826%	8/15/29	2,900,000	2,943,880	(b)(c)
OZLM Ltd., 2015-12A A1 (3 mo. USD LIBOR + 1.450%)	2.828%	4/30/27	8,250,000	8,278,487	(b)(c)
PPT Home Loan Trust, 2004-1 A	5.690%	8/25/35	3,398,026	3,519,254	(c)(d)
RAAC Series, 2007-RP1 A (1 mo. USD LIBOR + 0.290%)	1.618%	5/25/46	19,729,810	19,463,679	(b)(c)
Regatta VII Funding Ltd., 2016-1A B2 (3 mo. USD LIBOR + 1.800%)	3.125%	12/20/28	7,000,000	7,023,366	(b)(c)
Saxon Asset Securities Trust, 2005-1 M1 (1 mo. USD LIBOR + 0.690%)	2.019%	5/25/35	2,175,676	2,186,391	(b)
Seneca Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.120%)	2.473%	7/17/26	5,750,000	5,812,859	(b)(c)
SLM Student Loan Trust, 2007-2 A4 (3 mo. USD LIBOR + 0.060%)	1.427%	7/25/22	14,580,000	14,182,990	(b)
SLM Student Loan Trust, 2007-7 B (3 mo. USD LIBOR + 0.750%)	2.117%	10/27/70	4,150,000	3,777,187	(b)
SLM Student Loan Trust, 2008-5 A4 (3 mo. USD LIBOR + 1.700%)	3.067%	7/25/23	7,654,983	7,902,505	(b)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	906,408	884,881	(c)(d)
Small Business Administration, 2015-10A 1	2.517%	3/10/25	1,204,588	1,209,289
Small Business Administration Participation Certificates, 2017-10B 1	2.518%	9/10/27	7,590,000	7,612,220
Small Business Administration Participation Certificates, 2017-20L 1	2.780%	12/1/37	850,000	849,753
SMB Private Education Loan Trust, 2016-C A2B (1 mo. USD LIBOR + 1.100%)	2.350%	9/15/34	19,670,000	20,028,391	(b)(c)
Structured Asset Investment Loan Trust, 2004-1 A3 (1 mo. USD LIBOR + 0.800%)	2.129%	2/25/34	6,803,345	6,812,840	(b)
Structured Asset Securities Corp., 2004-6XS A5B	6.050%	3/25/34	734,427	749,931
Symphony CLO Ltd., 2012-9A AR (3 mo. USD LIBOR + 1.450%)	2.809%	10/16/28	750,000	755,592	(b)(c)
Symphony CLO Ltd., 2016-17A A1 (3 mo. USD LIBOR + 1.500%)	2.859%	4/15/28	5,250,000	5,306,217	(b)(c)
TCI-Flatiron CLO Ltd., 2016-1A A (3 mo. USD LIBOR + 1.550%)	2.903%	7/17/28	8,000,000	8,080,416	(b)(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	17

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
TCI-Symphony CLO, 2016-1A B1 (3 mo. USD LIBOR + 1.800%)	3.159%	10/13/29	$6,750,000	$6,800,051	(b)(c)
Towd Point Mortgage Trust, 2017-1 A1 (12 mo. USD LIBOR + 2.320%)	2.750%	10/25/56	15,898,701	15,981,454	(b)(c)
Venture CDO Ltd., 2016-24A A1D (3 mo. USD LIBOR + 1.420%)	2.783%	10/20/28	3,500,000	3,515,939	(b)(c)
Venture CDO Ltd., 2017-28A A2 (3 mo. USD LIBOR + 1.110%)	2.716%	7/20/30	11,645,000	11,687,644	(b)(c)
Venture CDO Ltd., 2017-28RR A1 (3 mo. USD LIBOR + 1.280%)	2.686%	7/22/30	7,421,053	7,271,749	(b)(c)
Venture CDO Ltd., 2017-28RR A2 (3 mo. USD LIBOR + 1.110%)	2.716%	7/22/30	11,042,948	10,709,462	(b)(c)
Venture CDO Ltd., 2017-30A B (3 mo. USD LIBOR + 1.600%)	3.115%	1/15/31	4,850,000	4,854,899	(b)(c)
Voya CLO Ltd., 2017-2A A2A (3 mo. USD LIBOR + 1.710%)	3.015%	6/7/30	12,900,000	12,999,007	(b)(c)
Voya CLO Ltd., 2017-4A A1 (3 mo. USD LIBOR + 1.130%)	2.514%	10/15/30	11,958,000	11,964,362	(b)(c)
ZAIS CLO 2 Ltd., 2014-2A A1BR	2.920%	7/25/26	7,000,000	6,979,441	(c)
ZAIS CLO 5 Ltd., 2016-2A A1 (3 mo. USD LIBOR + 1.530%)	2.889%	10/15/28	3,500,000	3,510,626	(b)(c)
Total Asset-Backed Securities (Cost — $605,838,034)				613,273,234
Collateralized Mortgage Obligations (e) — 10.4%
American Home Mortgage Investment Trust, 2004-4 1A1 (1 mo. USD LIBOR + 0.680%)	2.009%	2/25/45	2,360,708	2,365,410	(b)
APS Resecuritization Trust, 2015-3 1A (12 mo. Monthly Treasury Average Index + 0.960%)	1.904%	10/27/46	17,356,948	16,320,205	(b)(c)
BAMLL Commercial Mortgage Securities Trust, 2015-200P A	3.218%	4/14/33	290,000	293,838	(c)
Banc of America Funding Corp., 2005-E 8A1 (11th District Cost of Funds + 1.430%, min. coupon 1.430%)	2.167%	6/20/35	65,616	46,904	(b)
Banc of America Funding Corp., 2015-R3 9A1 (1 mo. USD LIBOR + 0.150%)	1.388%	2/27/37	12,562,404	12,008,829	(b)(c)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1 (12 mo. USD LIBOR + 2.500%)	3.988%	11/25/34	1,588,344	1,551,248	(b)
CD Commercial Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	6,870,000	7,112,390	(b)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	1,980,000	2,058,929
Citigroup Commercial Mortgage Trust, 2015-GC33 D	3.172%	9/10/58	5,451,000	4,317,453
Citigroup Commercial Mortgage Trust, 2017-P7 B	4.137%	4/14/50	4,380,000	4,505,993	(b)
Citigroup Commercial Mortgage Trust, 2017-P8 A4	3.465%	9/15/50	8,570,000	8,806,395
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	500,000	531,862
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	440,000	464,811	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.079%	10/10/46	210,000	216,918	(b)

See Notes to Financial Statements.

18	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	$441,000	$457,946	(c)
Commercial Mortgage Trust, 2013-300P B	4.394%	8/10/30	4,530,000	4,827,031	(b)(c)
Commercial Mortgage Trust, 2013-CR13 XA, IO	0.915%	11/12/46	30,057,654	998,590	(b)
Commercial Mortgage Trust, 2014-277P A	3.611%	8/10/49	4,180,000	4,345,679	(b)(c)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.360%	3/10/47	21,873,499	1,167,986	(b)
Commercial Mortgage Trust, 2015-LC21 D	4.311%	7/10/48	11,710,000	9,491,139	(b)
Commercial Mortgage Trust, 2016-SAVA A (1 mo. USD LIBOR + 1.720%)	2.965%	10/15/34	7,148,526	7,163,362	(b)(c)
Commercial Mortgage Trust, 2017-PANW A	3.244%	10/10/29	15,910,000	16,064,072	(c)
Countrywide Alternative Loan Trust, 2006-0A08 1A1 (1 mo. USD LIBOR + 0.190%)	1.742%	7/25/46	1,054,234	990,326	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1 (1 mo. USD LIBOR + 0.600%)	1.929%	5/25/35	3,144,360	2,940,935	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 2A1 (1 mo. USD LIBOR + 0.440%)	1.769%	5/25/35	1,088,662	938,946	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-11 3A3	2.495%	4/25/35	55,816	43,201	(b)
Credit Suisse Mortgage Trust, 2015-02R 7A3 (12 mo. Monthly Treasury Average Index + 2.540%)	2.728%	8/27/36	2,075,424	2,116,598	(b)(c)
Credit Suisse Mortgage Trust, 2015-12R 2A1 (1 mo. USD LIBOR + 0.500%)	1.738%	11/30/37	24,002,035	23,991,087	(b)(c)
Credit Suisse Mortgage Trust, 2015-GLPA A	3.881%	11/15/37	1,570,000	1,655,148	(c)
Credit Suisse Mortgage Trust, 2016-BDWN A (1 mo. USD LIBOR + 2.900%)	4.377%	2/15/29	26,910,000	27,061,234	(b)(c)
Credit Suisse Mortgage Trust, 2017-RPL1 A1	2.750%	7/25/57	51,136,908	50,857,599	(b)(c)
Credit Suisse Mortgage Trust, 2017-RPL1 M1	3.088%	7/25/57	24,813,700	22,861,259	(b)(c)
Credit Suisse Mortgage Trust, 2017-RPL3 A1 (12 mo. USD LIBOR + 2.320%)	4.000%	8/1/57	21,258,237	21,996,281	(b)(c)
CSAIL Commercial Mortgage Trust, 2015-C3 C	4.503%	8/15/48	8,040,000	8,092,234	(b)
CSAIL Commercial Mortgage Trust, 2016-C7 C	4.539%	11/15/49	6,537,000	6,197,333	(b)
CSAIL Commercial Mortgage Trust, 2016-C7 D	4.539%	11/15/49	15,050,000	11,706,584	(b)(c)
CSAIL Commercial Mortgage Trust, 2017-CX9 A5	3.446%	9/15/50	8,610,000	8,826,645
Deutsche Mortgage Securities Inc., 2004-4 7AR2 (1 mo. USD LIBOR + 0.450%)	1.779%	6/25/34	265,701	248,686	(b)
Deutsche Mortgage Securities Inc., 2006-PR1 4AF1 (1 mo. USD LIBOR + 0.290%)	1.540%	4/15/36	9,606,621	8,814,074	(b)(c)(d)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A (1 mo. USD LIBOR + 0.290%)	1.573%	10/19/45	1,205,808	1,198,279	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	123	123
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	4,975,061	5,368,681

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	19

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO (-1.000 * 1 mo. USD LIBOR + 6.290%)	5.040%	11/15/36	$710,203	$114,310	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3281 AI, IO (-1.000 * 1 mo. USD LIBOR + 6.430%)	5.180%	2/15/37	1,920,837	316,571	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO (-1.000 * 1 mo. USD LIBOR + 6.030%)	4.780%	9/15/37	1,378,713	201,676	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO (-1.000 * 1 mo. USD LIBOR + 6.230%)	4.980%	1/15/40	451,171	70,991	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	1,895,966	2,008,924
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO (-1.000 * 1 mo. USD LIBOR + 5.950%)	4.700%	10/15/41	1,714,784	261,684	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3973 SA, IO (-1.000 * 1 mo. USD LIBOR + 6.490%)	5.240%	12/15/41	794,665	152,880	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO (-1.000 * 1 mo. USD LIBOR + 6.050%)	4.800%	8/15/39	1,362,972	198,047	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	2,674,227	296,397
Federal Home Loan Mortgage Corp. (FHLMC), 4099 ST, IO (-1.000 * 1 mo. USD LIBOR + 6.000%)	4.750%	8/15/42	2,408,985	464,544	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	1,485,691	217,974
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO (-1.000 * 1 mo. USD LIBOR + 6.200%)	4.950%	5/15/39	1,285,419	145,697	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4194 BI, IO, PAC	3.500%	4/15/43	12,679,264	1,995,455
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC (- 1.000 * 1 mo. USD LIBOR + 6.250%)	5.000%	9/15/42	1,593,551	238,302	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	3,167,858	320,293
Federal Home Loan Mortgage Corp. (FHLMC), 4298 PI, IO, PAC	4.000%	4/15/43	2,159,092	271,961
Federal Home Loan Mortgage Corp. (FHLMC), 4310 SA, IO (-1.000 * 1 mo. USD LIBOR + 5.950%)	4.700%	2/15/44	2,987,134	497,244	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4335 SW, IO (-1.000 * 1 mo. USD LIBOR + 6.000%)	4.750%	5/15/44	1,181,034	216,207	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4415 IO, IO	1.929%	4/15/41	2,395,513	110,913	(b)
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	322	314
Federal Home Loan Mortgage Corp. (FHLMC) Multi-Family Structured Pass Through Certificates, K062 X1, IO	0.439%	12/25/26	306,813,738	7,727,043	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	3,220,560	3,580,916
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 170 B, IO	10.000%	3/1/21	1,214	59
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 283 IO, IO	3.500%	10/15/27	744,822	73,209

See Notes to Financial Statements.

20	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 334 S7, IO (-1.000 * 1 mo. USD LIBOR + 6.100%)	4.850%	8/15/44	$784,397	$154,894	(b)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 353 S1, IO (-1.000 * 1 mo. USD LIBOR + 6.000%)	4.750%	12/15/46	10,034,907	2,018,791	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-DN1 M2 (1 mo. USD LIBOR + 2.200%)	3.528%	2/25/24	4,618,545	4,759,120	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-DN2 M2 (1 mo. USD LIBOR + 1.650%)	2.978%	4/25/24	14,753,885	14,982,501	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-HQ1 M2 (1 mo. USD LIBOR + 2.500%)	3.828%	8/25/24	1,246,604	1,257,815	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-HQ3 M2 (1 mo. USD LIBOR + 2.650%)	3.978%	10/25/24	109,650	109,828	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2 (1 mo. USD LIBOR + 2.900%)	4.228%	7/25/28	23,680,000	24,407,085	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, 2017-SR01 A3	3.890%	11/25/27	380,000	383,621
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.219%	4/25/20	17,454,794	343,397	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K015 X1, IO	1.764%	7/25/21	5,797,932	274,831	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 A1	2.061%	10/25/20	2,078,036	2,074,776
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.682%	10/25/21	1,971,496	94,191	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K036 X1, IO	0.906%	10/25/23	79,176,362	2,906,461	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KJ03 A2	2.328%	6/25/21	3,791,000	3,788,300
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, S8FX A2	3.291%	3/25/27	7,880,000	8,052,024
Federal National Mortgage Association (FNMA), 1992-96 B, PO, PAC	0.000%	5/25/22	580	570
Federal National Mortgage Association (FNMA), 2006-115 EI, IO (-1.000 * 1 mo. USD LIBOR + 6.640%)	5.313%	12/25/36	1,651,164	310,006	(b)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO (-1.000 * 1 mo. USD LIBOR + 6.480%)	5.153%	4/25/40	1,035,272	195,783	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	6,500,000	6,795,410
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	1,485,727	1,654,218

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	21

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal National Mortgage Association (FNMA), 2011-099 KS, IO (-1.000 * 1 mo. USD LIBOR + 6.700%)	5.373%	10/25/26	$1,024,648	$109,920	(b)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	323,985	351,525
Federal National Mortgage Association (FNMA), 2012-035 SC, IO (-1.000 * 1 mo. USD LIBOR + 6.500%)	5.173%	4/25/42	2,201,289	421,834	(b)
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	1,550,388	1,754,906
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	593,011	695,409
Federal National Mortgage Association (FNMA), 2012-070 YS, IO (-1.000 * 1 mo. USD LIBOR + 6.650%)	5.323%	2/25/41	590,120	75,404	(b)
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	134,859	123,289
Federal National Mortgage Association (FNMA), 2012-074 SA, IO (-1.000 * 1 mo. USD LIBOR + 6.650%)	5.323%	3/25/42	1,989,166	299,816	(b)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	236,003	215,756
Federal National Mortgage Association (FNMA), 2012-075 NS, IO (-1.000 * 1 mo. USD LIBOR + 6.600%)	5.273%	7/25/42	576,219	109,233	(b)
Federal National Mortgage Association (FNMA), 2012-101 BI, IO	4.000%	9/25/27	1,250,769	120,459
Federal National Mortgage Association (FNMA), 2012-133 CS, IO (-1.000 * 1 mo. USD LIBOR + 6.150%)	4.823%	12/25/42	1,689,627	302,403	(b)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO (-1.000 * 1 mo. USD LIBOR + 6.150%)	4.823%	12/25/42	1,151,215	246,045	(b)
Federal National Mortgage Association (FNMA), 2012-M13 X2, IO	0.821%	5/25/22	110,417,781	2,755,785	(b)
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	2,781,789	3,185,623
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	6,842,709	7,523,812
Federal National Mortgage Association (FNMA), 2013-014 IG, IO	4.000%	3/25/43	2,689,369	464,829
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	2,730,756	225,861
Federal National Mortgage Association (FNMA), 2013-029 QI, IO	4.000%	4/25/43	4,030,287	686,485
Federal National Mortgage Association (FNMA), 2013-054 BS, IO (-1.000 * 1 mo. USD LIBOR + 6.150%)	4.823%	6/25/43	3,950,975	790,210	(b)
Federal National Mortgage Association (FNMA), 2013-124 SB, IO (-1.000 * 1 mo. USD LIBOR + 5.950%)	4.623%	12/25/43	7,704,608	1,483,247	(b)
Federal National Mortgage Association (FNMA), 2013-126 CS, IO (-1.000 * 1 mo. USD LIBOR + 6.150%)	4.823%	9/25/41	4,026,711	549,684	(b)
Federal National Mortgage Association (FNMA), 2013-M1 X2, IO	0.626%	8/25/22	88,193,278	2,053,122	(b)
Federal National Mortgage Association (FNMA), 2014-047 AI, IO (12 mo. USD LIBOR + 1.760%)	1.917%	8/25/44	5,929,526	354,727	(b)

See Notes to Financial Statements.

22	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal National Mortgage Association (FNMA), 2014-M3 X2, IO	0.098%	1/25/24	$101,488,624	$765,732	(b)
Federal National Mortgage Association (FNMA), 2015-56 AS, IO (-1.000 * 1 mo. USD LIBOR + 6.150%)	4.823%	8/25/45	1,690,412	373,254	(b)
Federal National Mortgage Association (FNMA), 2015-M4 X2, IO	0.564%	7/25/22	115,966,150	2,419,031	(b)
Federal National Mortgage Association (FNMA), 2015-M7 X2, IO	0.512%	12/25/24	86,574,946	2,517,193	(b)
Federal National Mortgage Association (FNMA), 2016-60 QS, IO (-1.000 * 1 mo. USD LIBOR + 6.100%)	4.773%	9/25/46	10,736,550	1,717,863	(b)
Federal National Mortgage Association (FNMA), 2016-M7 A2	2.499%	9/25/26	4,150,000	4,049,945
Federal National Mortgage Association (FNMA), 2017-76 SB, IO (- 1.000 x 1 mo. USD LIBOR + 6.100%)	4.773%	10/25/57	22,627,922	4,182,348	(b)
Federal National Mortgage Association (FNMA), 2017-85 SC, IO (- 1.000 x 1 mo. USD LIBOR + 6.200%)	4.873%	11/25/47	6,826,487	1,096,932	(b)
Federal National Mortgage Association (FNMA), 2017-M15 ATS2	3.136%	11/25/27	3,170,000	3,200,067	(b)
Federal National Mortgage Association (FNMA), IO, PAC	1,009.250%	8/25/21	33	428
Federal National Mortgage Association (FNMA)—CAS, 2016-C04 1M1 (1 mo. USD LIBOR + 1.450%)	2.779%	1/25/29	9,971,586	10,083,088	(b)(c)
Federal National Mortgage Association (FNMA)—CAS, 2017-C01 1M1 (1 mo. USD LIBOR + 1.300%)	2.629%	7/25/29	26,684,842	26,987,581	(b)(c)
Federal National Mortgage Association (FNMA) STRIPS, 390 C3, IO	6.000%	7/25/38	628,569	134,901
Federal National Mortgage Association (FNMA) STRIPS, 407 22, IO	5.000%	1/25/39	204,100	40,326
Federal National Mortgage Association (FNMA) STRIPS, 407 23, IO	5.000%	1/25/39	103,678	19,820	(b)
Federal National Mortgage Association (FNMA) STRIPS, 407 27, IO	5.500%	1/25/39	101,500	18,626	(b)
Federal National Mortgage Association (FNMA) STRIPS, 407 34, IO	5.000%	1/25/38	136,713	25,264
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	729,026	164,744
Federal National Mortgage Association (FNMA) STRIPS, 409 C01, IO	3.000%	11/25/26	3,026,774	241,138
Federal National Mortgage Association (FNMA) STRIPS, 409 C02, IO	3.000%	4/25/27	3,578,007	322,159
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	2,670,110	466,022
Federal National Mortgage Association (FNMA) STRIPS, 409 C17, IO	4.000%	11/25/41	2,880,879	560,496

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	23

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	$2,094,936	$388,037
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	1,304,614	230,453
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	54,441,168	382,836	(c)
GE Business Loan Trust, 2007-1A A (1 mo. USD LIBOR + 0.170%)	1.647%	4/16/35	1,371,067	1,333,479	(b)(c)
GMRF Mortgage Acquisition Co., LLC, 2017-1 A22	3.000%	7/25/56	14,750,910	14,725,391	(b)(c)
Government National Mortgage Association (GNMA), 2009-106 PD, PAC	4.500%	4/20/38	2,064,929	2,126,263
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1 (- 1.000 * 1 mo. USD LIBOR + 6.500%)	5.217%	3/20/39	263,312	13,985	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO (- 1.000 * 1 mo. USD LIBOR + 6.480%)	5.197%	4/20/40	230,894	34,594	(b)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	5,000,000	5,368,260
Government National Mortgage Association (GNMA), 2010-059 LB, PAC-1	4.500%	10/20/39	1,612,646	1,684,132
Government National Mortgage Association (GNMA), 2010-076 CS, IO (-1.000 * 1 mo. USD LIBOR + 6.550%)	5.267%	6/20/40	3,141,102	587,215	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC (- 1.000 * 1 mo. USD LIBOR + 6.650%)	5.367%	1/20/40	439,587	48,715	(b)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	10,245,728	10,690,996
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. USD LIBOR + 0.550%)	1.790%	3/20/60	2,615,808	2,620,430	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC (1 mo. USD LIBOR + 1.000%)	2.240%	5/20/60	1,248,986	1,265,415	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	1.583%	8/20/58	861,235	854,376	(b)
Government National Mortgage Association (GNMA), 2010-H27 FA (1 mo. USD LIBOR + 0.380%)	1.613%	12/20/60	1,410,148	1,405,485	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE (1 mo. USD LIBOR + 0.400%)	1.633%	12/20/60	2,856,678	2,849,569	(b)
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. USD LIBOR + 0.500%)	1.733%	1/20/61	1,865,845	1,866,652	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	1.733%	12/20/60	2,048,938	2,049,971	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	1.683%	2/20/61	1,770,969	1,769,116	(b)
Government National Mortgage Association (GNMA), 2011-H08 FG (1 mo. USD LIBOR + 0.480%)	1.713%	3/20/61	3,689,640	3,688,948	(b)

See Notes to Financial Statements.

24	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	1.733%	3/20/61	$2,772,979	$2,774,006	(b)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	1.010%	4/16/53	20,437,801	684,656	(b)
Government National Mortgage Association (GNMA), 2012-034 SA, IO (-1.000 * 1 mo. USD LIBOR + 6.050%)	4.767%	3/20/42	3,405,617	549,263	(b)
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.542%	3/16/49	12,308,547	264,178	(b)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	2,247,337	176,004
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	428,344	30,001
Government National Mortgage Association (GNMA), 2012-098 SA, IO (-1.000 * 1 mo. USD LIBOR + 6.100%)	4.837%	8/16/42	1,515,935	258,266	(b)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.311%	2/16/53	15,599,913	361,144	(b)
Government National Mortgage Association (GNMA), 2012-124 AS, IO (-1.000 * 1 mo. USD LIBOR + 6.200%)	4.961%	10/16/42	1,556,582	278,708	(b)
Government National Mortgage Association (GNMA), 2013-002 IO, IO	0.455%	5/16/54	18,254,562	454,780	(b)
Government National Mortgage Association (GNMA), 2013-063 IO, IO	0.787%	9/16/51	6,883,823	367,496	(b)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.072%	9/16/44	20,189,721	1,051,521	(b)
Government National Mortgage Association (GNMA), 2013-163, IO	1.147%	2/16/46	24,317,135	1,320,482	(b)
Government National Mortgage Association (GNMA), 2013-188 CI, IO	3.500%	3/20/39	7,011,159	514,018
Government National Mortgage Association (GNMA), 2014-005 SP, IO, PAC (-1.000 * 1 mo. USD LIBOR + 6.150%)	4.887%	6/16/43	1,574,521	187,915	(b)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	0.380%	2/16/48	4,474,942	163,012	(b)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.868%	9/16/55	10,424,386	570,850	(b)
Government National Mortgage Association (GNMA), 2014-118 HS, IO (-1.000 * 1 mo. USD LIBOR + 6.200%)	4.917%	8/20/44	12,463,015	2,620,915	(b)
Government National Mortgage Association (GNMA), 2014-160 EI, IO	4.000%	7/16/26	3,615,762	338,362
Government National Mortgage Association (GNMA), 2014-175 AB	2.600%	6/16/47	1,540,524	1,536,618
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.781%	8/16/54	43,055,317	2,142,303	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	25

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	$4,529,834	$950,068
Government National Mortgage Association (GNMA), 2016-036 IO	0.939%	8/16/57	61,958,303	4,274,949	(b)
Government National Mortgage Association (GNMA), 2016-045 IO, IO	1.004%	2/16/58	62,735,957	4,466,957	(b)
Government National Mortgage Association (GNMA), 2016-084 IG, PAC, IO	4.500%	11/16/45	25,165,986	5,103,649
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 * 1 mo. USD LIBOR + 6.100%)	4.837%	10/16/46	3,026,605	632,556	(b)
Government National Mortgage Association (GNMA), 2017-190 IO,IO	0.691%	3/16/60	7,440,000	491,129
Government National Mortgage Association (GNMA), 2017-H22 IC IO (12 mo. USD LIBOR + 2.510%)	2.179%	11/20/67	996,281	136,148	(b)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	1,120,000	1,204,855	(b)
GS Mortgage Securities Trust, 2014-GC24 D	4.529%	9/10/47	2,500,000	2,089,668	(b)(c)
GS Mortgage Securities Trust, 2017-GS5 C	4.299%	3/10/50	7,560,000	7,700,405	(b)
GS Mortgage Securities Trust, 2017-GS7 A4	3.430%	8/10/50	17,330,000	17,709,210
GS Mortgage Securities Trust, 2017-GS8 A4	3.469%	11/10/50	11,490,000	11,845,478
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	81,644	82,000
HarborView Mortgage Loan Trust, 2005-9 2A1B (1 mo. USD LIBOR + 0.370%)	1.653%	6/20/35	7,922,767	7,848,650	(b)
Hospitality Mortgage Trust, 2017-HIT A (1 mo. USD LIBOR + 0.850%)	2.094%	5/8/30	11,670,000	11,696,661	(b)(c)
Hudson Yards, 2016-10HY A	2.835%	8/10/38	9,560,000	9,361,006	(c)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2 (6 mo. USD LIBOR + 2.230%)	3.335%	9/25/35	30,641	29,081	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.250%	11/15/45	940,000	985,123	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	5.052%	1/15/47	490,000	518,857	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C21 XA, IO	1.230%	8/15/47	61,444,513	3,240,178	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 A4	3.801%	9/15/47	540,000	566,916
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.711%	9/15/47	1,540,000	1,551,258	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C30 A5	3.822%	7/15/48	1,960,000	2,063,541
JPMBB Commercial Mortgage Securities Trust, 2015-C31 A3	3.801%	8/15/48	13,230,000	13,896,415
JPMDB Commercial Mortgage Securities Trust, 2016-C4 A3	3.141%	12/15/49	6,030,000	6,062,193
JPMDB Commercial Mortgage Securities Trust, 2017-C5 A5	3.694%	3/15/50	13,980,000	14,663,777
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AM	5.372%	5/15/47	1,666,692	1,670,088
JPMorgan Chase Commercial Mortgage Securities Trust, 2013-LC11 AS	3.216%	4/15/46	2,000,000	2,014,654

See Notes to Financial Statements.

26	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-FL6 B (1 mo. USD LIBOR + 2.280%)	3.530%	11/15/31	$8,780,000	$8,756,500	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	4.977%	5/15/28	4,650,000	4,539,503	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP3 A5	2.870%	8/15/49	7,050,000	6,945,242
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP4 C	3.598%	12/15/49	7,190,000	6,813,841	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2017-JP6 A5	3.490%	7/15/50	6,990,000	7,214,044
Latitude Management Real Estate Capital, 2015-CRE1 A (1 mo. USD LIBOR + 1.750%)	3.079%	2/22/32	6,670,000	6,760,525	(b)(c)
Latitude Management Real Estate Capital, 2015-CRE1 B (1 mo. USD LIBOR + 3.500%)	4.736%	2/22/32	4,000,000	4,095,728	(b)(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.208%	6/15/36	56,577	4	(b)(c)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	362,566	353,146	(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	68,493	68,554	(c)
MASTR Reperforming Loan Trust, 2005-2 1A1F (1 mo. USD LIBOR + 0.350%)	1.679%	5/25/35	535,641	453,486	(b)(c)
Merrill Lynch Mortgage Investors Trust, 2005-A8 A3A3 (1 mo. USD LIBOR + 0.370%)	1.699%	8/25/36	17,295,383	17,170,853	(b)
Merrill Lynch Mortgage Investors Trust, 2005-A9 3A1 (6 mo. USD LIBOR + 1.970%)	3.662%	12/25/35	36,156	33,282	(b)
Merrill Lynch Mortgage Investors Trust, 2006-1 1A (6 mo. USD LIBOR + 1.940%)	3.248%	2/25/36	125,215	127,377	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.480%	8/15/45	7,275,198	388,191	(b)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.218%	7/15/46	510,000	542,906	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 A4	3.720%	12/15/49	6,990,000	7,333,068
Morgan Stanley Capital I Trust, 2016-UB12 C	4.289%	12/15/49	7,200,000	7,194,036	(b)
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.850%)	2.100%	11/15/34	6,060,000	6,087,397	(b)(c)
Morgan Stanley Capital I Trust, 2017-PRME A (1 mo. USD LIBOR + 0.900%)	2.150%	2/15/34	5,379,120	5,388,339	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2 (6 mo. USD LIBOR + 1.940%)	3.222%	7/25/35	847,543	792,863	(b)
MSCG Trust, 2015-ALDR A2	3.462%	6/7/35	7,100,000	7,013,796	(b)(c)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	13,232,514	13,747,126	(b)(c)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	21,342,544	22,238,269	(b)(c)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	25,465,107	26,663,393	(b)(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	27

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	$215,072	$219,411	(c)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	94,686	76,420
Nomura Resecuritization Trust, 2014-5R 1A1	3.000%	6/26/35	3,154,715	3,143,443	(b)(c)
Nomura Resecuritization Trust, 2015-5R 4A1 (1 mo. USD LIBOR + 0.140%)	3.183%	7/26/37	12,866,283	12,880,034	(b)(c)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	1,897,953	1,810,905	(c)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	361,463	266,846	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	21,012,757	15,838,414	(c)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	717,209	688,678
Rosslyn Portfolio Trust, 2017-ROSS A (1 mo. USD LIBOR + 0.950%)	2.200%	6/15/33	8,440,000	8,514,010	(b)(c)
Structured ARM Loan Trust, 2004-10 2A (6 mo. USD LIBOR + 2.000%)	3.369%	8/25/34	2,284,020	2,297,833	(b)
Structured ARM Loan Trust, 2005-19XS 1A1 (1 mo. USD LIBOR + 0.320%)	1.649%	10/25/35	420,097	409,819	(b)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	247,428	249,635
UBS Commercial Mortgage Trust, 2012-C1 XA, IO	2.081%	5/10/45	61,310,469	4,444,040	(b)(c)
UBS Commercial Mortgage Trust, 2017-C3 AS	3.739%	8/15/50	15,760,000	16,119,990	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR9 1A7 (1 year Treasury Constant Maturity Rate + 2.330%)	3.317%	9/25/33	20,189	20,680	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	14,161	14,192
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A (1 mo. USD LIBOR + 0.320%)	1.649%	8/25/45	4,269,773	4,285,745	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1 (1 mo. USD LIBOR + 0.290%)	1.619%	10/25/45	1,563,419	1,516,271	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1 (1 mo. USD LIBOR + 0.270%)	1.599%	12/25/45	5,552,629	5,404,104	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2 (1 mo. USD LIBOR + 0.290%)	1.619%	12/25/45	81,581	80,371	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1 (12 mo. USD LIBOR + 1.550%)	3.020%	9/25/36	196,115	178,362	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	5,015	5,493
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	5,184,417	5,136,764	(b)(c)
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 XA, IO	1.314%	5/15/48	48,200,699	2,744,967	(b)
Wells Fargo Commercial Mortgage Trust, 2016-BNK1 A3	2.652%	8/15/49	21,130,000	20,522,054
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	70,691	71,267	(c)
WF-RBS Commercial Mortgage Trust, 2014-C19 B	4.723%	3/15/47	250,000	263,059	(b)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.138%	3/15/47	9,950,732	474,270	(b)

See Notes to Financial Statements.

28	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
WF-RBS Commercial Mortgage Trust, 2014-C21 AS	3.891%	8/15/47	$2,767,000	$2,865,170
WF-RBS Commercial Mortgage Trust, 2014-C21 B	4.213%	8/15/47	5,160,000	5,321,642	(b)
WF-RBS Commercial Mortgage Trust, 2014-C21 XA, IO	1.283%	8/15/47	35,865,740	1,827,571	(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 C	3.995%	10/15/57	3,980,000	3,949,861	(b)
WF-RBS Commercial Mortgage Trust, 2014-C24 AS	3.931%	11/15/47	2,916,000	2,995,379
Total Collateralized Mortgage Obligations (Cost — $993,130,826)				980,196,273
Corporate Bonds & Notes — 24.6%
Consumer Discretionary — 1.3%
Automobiles — 0.3%
Ford Motor Co., Senior Notes	4.750%	1/15/43	2,930,000	2,982,302
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,020,000	1,130,409
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	4,720,000	4,789,509
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	5,230,000	5,747,762
General Motors Co., Senior Notes	6.250%	10/2/43	5,514,000	6,553,721
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	1,790,000	1,815,589
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	3,080,000	3,209,191
Total Automobiles				26,228,483
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp., Senior Notes	3.700%	1/30/26	3,230,000	3,372,624
McDonald’s Corp., Senior Notes	3.500%	3/1/27	3,300,000	3,400,287
Total Hotels, Restaurants & Leisure				6,772,911
Household Durables — 0.1%
Newell Brands Inc., Senior Notes	3.150%	4/1/21	1,520,000	1,538,156
Newell Brands Inc., Senior Notes	3.850%	4/1/23	2,850,000	2,952,460
Newell Brands Inc., Senior Notes	4.200%	4/1/26	3,610,000	3,774,152
Total Household Durables				8,264,768
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	7,880,000	7,907,823	(c)
Amazon.com Inc., Senior Notes	3.875%	8/22/37	3,020,000	3,215,467	(c)
Amazon.com Inc., Senior Notes	4.950%	12/5/44	3,390,000	4,137,110
Amazon.com Inc., Senior Notes	4.050%	8/22/47	3,630,000	3,929,281	(c)
QVC Inc., Senior Secured Notes	5.950%	3/15/43	100,000	101,112
Total Internet & Direct Marketing Retail				19,290,793
Media — 0.6%
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	40,000	51,800
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	660,000	910,580
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	311,000	324,804

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	29

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	$1,770,000	$1,884,732
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	11,050,000	10,990,453
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	380,000	444,917
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	2,762,000	3,231,409
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	1,510,000	1,554,003
Comcast Corp., Notes	5.875%	2/15/18	900,000	904,658
Comcast Corp., Notes	7.050%	3/15/33	3,880,000	5,406,908
Comcast Corp., Senior Notes	5.650%	6/15/35	2,980,000	3,722,241
Comcast Corp., Senior Notes	3.200%	7/15/36	820,000	781,361
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	3,530,000	3,524,260	(c)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	450,000	565,704
Time Warner Cable LLC, Senior Bonds	6.550%	5/1/37	1,330,000	1,568,721
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	2,830,000	3,025,572
Time Warner Cable LLC, Senior Notes	4.125%	2/15/21	2,720,000	2,802,898
Time Warner Cable LLC, Senior Notes	6.750%	6/15/39	910,000	1,095,218
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	6,648,000	7,236,130
Time Warner Cable LLC, Senior Notes	5.500%	9/1/41	20,000	20,915
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,260,000	2,407,357
Time Warner Inc., Senior Notes	3.800%	2/15/27	3,860,000	3,863,729
Time Warner Inc., Senior Notes	6.100%	7/15/40	10,000	12,156
Viacom Inc., Senior Notes	4.250%	9/1/23	720,000	735,994
Viacom Inc., Senior Notes	3.875%	4/1/24	360,000	359,674
Total Media				57,426,194
Specialty Retail — 0.0%
TJX Cos. Inc., Senior Notes	2.250%	9/15/26	2,830,000	2,658,903
Total Consumer Discretionary				120,642,052
Consumer Staples — 2.3%
Beverages — 0.7%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	3,300,000	3,318,934
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	4,490,000	4,599,777
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	16,540,000	17,097,907

See Notes to Financial Statements.

30	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Beverages — continued
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	$14,420,000	$16,779,579
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	4,420,000	4,691,045
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	2,130,000	2,261,319
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	3,540,000	3,516,894
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	860,000	914,234
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	3,250,000	3,300,935
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	410,000	421,535
PepsiCo Inc., Senior Notes	4.000%	3/5/42	480,000	510,019
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	6,800,000	7,229,830	(c)
Total Beverages				64,642,008
Food & Staples Retailing — 0.3%
CVS Health Corp., Senior Notes	2.750%	12/1/22	210,000	207,103
CVS Health Corp., Senior Notes	3.875%	7/20/25	5,136,000	5,297,787
CVS Health Corp., Senior Notes	5.125%	7/20/45	5,800,000	6,673,027
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	6,192,977	6,893,948
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	507,403	594,225
Kroger Co., Senior Notes	5.150%	8/1/43	180,000	195,367
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,850,000	4,032,817
Wal-Mart Stores Inc., Senior Notes	4.750%	10/2/43	2,000,000	2,468,203
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	3,530,000	3,496,980
Total Food & Staples Retailing				29,859,457
Food Products — 0.5%
Danone SA, Senior Bonds	2.589%	11/2/23	8,250,000	8,056,248	(c)
Danone SA, Senior Notes	2.077%	11/2/21	5,210,000	5,101,082	(c)
Danone SA, Senior Notes	2.947%	11/2/26	5,320,000	5,190,077	(c)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	1,030,000	1,092,517	(c)
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	2,168,000	2,298,135
Kraft Heinz Foods Co., Senior Notes	3.500%	6/6/22	2,610,000	2,673,433
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	2,700,000	2,793,154
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	2,214,000	2,134,405
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	1,180,000	1,292,058
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	580,000	624,601
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	1,680,000	1,854,998
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	7,050,000	7,011,585
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	680,000	682,004	(c)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	1,830,000	1,847,477	(c)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	670,000	686,436	(c)
Total Food Products				43,338,210

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	31

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 0.8%
Altria Group Inc., Senior Notes	9.250%	8/6/19	$3,230,000	$3,581,752
Altria Group Inc., Senior Notes	4.750%	5/5/21	3,240,000	3,476,129
Altria Group Inc., Senior Notes	2.850%	8/9/22	1,850,000	1,863,337
Altria Group Inc., Senior Notes	5.375%	1/31/44	691,000	842,491
BAT Capital Corp., Senior Notes	3.557%	8/15/27	25,340,000	25,423,093	(c)
BAT Capital Corp., Senior Notes	4.540%	8/15/47	9,030,000	9,546,897	(c)
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	5,580,000	5,547,368
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	1,750,000	1,772,264
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	2,600,000	2,577,811
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	9,940,000	9,858,233
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	1,570,000	1,712,376
Reynolds American Inc., Senior Notes	8.125%	6/23/19	5,000,000	5,410,219
Reynolds American Inc., Senior Notes	3.250%	6/12/20	1,012,000	1,028,889
Reynolds American Inc., Senior Notes	6.150%	9/15/43	1,240,000	1,599,519
Reynolds American Inc., Senior Notes	5.850%	8/15/45	1,810,000	2,268,750
Total Tobacco				76,509,128
Total Consumer Staples				214,348,803
Energy — 4.6%
Energy Equipment & Services — 0.1%
Ensco PLC, Senior Notes	5.200%	3/15/25	2,064,000	1,764,720
Halliburton Co., Senior Bonds	3.800%	11/15/25	3,990,000	4,153,521
Halliburton Co., Senior Notes	5.000%	11/15/45	1,200,000	1,383,457
Petrofac Ltd., Senior Notes	3.400%	10/10/18	3,730,000	3,702,025	(c)
Total Energy Equipment & Services				11,003,723
Oil, Gas & Consumable Fuels — 4.5%
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	160,000	171,598
Anadarko Petroleum Corp., Senior Notes	6.200%	3/15/40	2,620,000	3,187,213
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	22,420,000	22,427,962
Apache Corp., Senior Notes	3.250%	4/15/22	1,320,000	1,331,220
Apache Corp., Senior Notes	6.000%	1/15/37	520,000	616,889
Apache Corp., Senior Notes	5.100%	9/1/40	6,770,000	7,237,360
Apache Corp., Senior Notes	5.250%	2/1/42	7,680,000	8,344,529
Apache Corp., Senior Notes	4.750%	4/15/43	10,970,000	11,315,614
Apache Corp., Senior Notes	4.250%	1/15/44	22,260,000	21,648,556
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	2,250,000	2,329,671
BP Capital Markets PLC, Senior Bonds	3.119%	5/4/26	10,830,000	10,957,832
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	160,000	166,395
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	2,140,000	2,194,785

See Notes to Financial Statements.

32	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	$8,270,000	$8,454,542
Chevron Corp., Senior Notes	2.954%	5/16/26	6,680,000	6,685,219
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	3,185,000	3,262,949
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	10,030,000	10,126,860
CNOOC Nexen Finance 2014 ULC, Senior Notes	4.250%	4/30/24	7,140,000	7,539,297
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	350,000	483,817
ConocoPhillips Co., Senior Notes	4.300%	11/15/44	3,550,000	3,897,973
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	640,000	842,333
Devon Energy Corp., Senior Notes	3.250%	5/15/22	420,000	427,632
Devon Energy Corp., Senior Notes	5.850%	12/15/25	8,400,000	9,823,989
Devon Energy Corp., Senior Notes	5.600%	7/15/41	2,390,000	2,826,710
Devon Energy Corp., Senior Notes	5.000%	6/15/45	7,130,000	7,984,557
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	830,000	1,142,063
Ecopetrol SA, Senior Notes	5.875%	5/28/45	31,830,000	32,609,878
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,010,000	3,962,828
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	570,000	691,753
EOG Resources Inc., Senior Notes	4.150%	1/15/26	2,080,000	2,217,434
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	4,290,000	4,360,828
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	5,590,000	6,272,614
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	8,780,000	9,383,625	(c)
Kerr-McGee Corp., Notes	6.950%	7/1/24	690,000	814,443
Kerr-McGee Corp., Notes	7.875%	9/15/31	10,000,000	13,316,933
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	1,500,000	1,526,788
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	390,000	391,247
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	2,001,000	2,075,297
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	460,000	492,074
Noble Energy Inc., Senior Notes	4.150%	12/15/21	4,970,000	5,183,272
Noble Energy Inc., Senior Notes	3.850%	1/15/28	4,200,000	4,221,370
Noble Energy Inc., Senior Notes	5.250%	11/15/43	3,550,000	3,943,325
Noble Energy Inc., Senior Notes	4.950%	8/15/47	10,990,000	11,807,654
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	1,720,000	1,764,313
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	2,740,000	2,727,215
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	5,650,000	6,420,425
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	1,850,000	2,052,967
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	3,800,000	4,049,733
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	10,510,000	10,956,675
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,440,000	3,410,657
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,330,000	2,477,955

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	33

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	$21,020,000	$21,309,025	(c)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	4,343,000	4,656,087
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	2,770,000	3,147,412
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	6,500,000	5,995,990
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	4,333,000	4,367,014
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	13,510,000	12,537,280
PT Pertamina Persero, Senior Notes	6.000%	5/3/42	7,720,000	8,793,080	(c)
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	3,280,000	3,324,769	(c)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	4,960,000	5,220,827	(c)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	3,240,000	3,389,082
Shell International Finance BV, Senior Notes	1.875%	5/10/21	1,040,000	1,025,202
Shell International Finance BV, Senior Notes	2.875%	5/10/26	8,930,000	8,939,967
Shell International Finance BV, Senior Notes	4.550%	8/12/43	1,620,000	1,846,933
Shell International Finance BV, Senior Notes	4.375%	5/11/45	4,800,000	5,410,432
Shell International Finance BV, Senior Notes	4.000%	5/10/46	11,590,000	12,375,958
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	6,750,000	7,171,632	(c)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	15,380,000	19,688,345
Williams Cos. Inc., Debentures	7.500%	1/15/31	2,373,000	2,912,858
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	370,000	429,200
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	26,000	32,175
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,103,000	1,461,475
Total Oil, Gas & Consumable Fuels				426,593,611
Total Energy				437,597,334
Financials — 8.2%
Banks — 6.2%
Bank of America Corp., Notes	6.875%	4/25/18	740,000	751,340
Bank of America Corp., Senior Notes	2.600%	1/15/19	347,000	348,241
Bank of America Corp., Senior Notes	3.300%	1/11/23	7,130,000	7,299,035
Bank of America Corp., Senior Notes	4.100%	7/24/23	5,570,000	5,919,491
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	2,502,000	2,510,148	(b)(c)
Bank of America Corp., Senior Notes	4.000%	4/1/24	3,500,000	3,703,010
Bank of America Corp., Senior Notes	3.500%	4/19/26	5,100,000	5,219,868
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	8,610,000	8,762,236	(b)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	12,620,000	12,638,599	(b)(c)
Bank of America Corp., Senior Notes	5.000%	1/21/44	11,290,000	13,670,048
Bank of America Corp., Subordinated Bonds	4.450%	3/3/26	1,220,000	1,304,470

See Notes to Financial Statements.

34	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	$6,040,000	$6,366,082
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	3,210,000	3,342,635
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	20,000,000	21,099,937
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	3,010,000	3,859,908
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,580,000	4,366,324	(c)
BNP Paribas SA, Senior Notes	2.700%	8/20/18	5,920,000	5,946,782
BPCE SA, Subordinated Notes	5.150%	7/21/24	5,071,000	5,506,192	(c)
Citigroup Inc., Senior Notes	3.300%	4/27/25	15,960,000	16,134,866
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 1.151%)	3.520%	10/27/28	22,160,000	22,310,502	(b)
Citigroup Inc., Senior Notes	8.125%	7/15/39	600,000	962,361
Citigroup Inc., Senior Notes	4.650%	7/30/45	8,858,000	10,123,025
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	5,080,000	5,367,219
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	2,065,000	2,104,500
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	3,040,000	3,430,135
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	1,500,000	1,571,477
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	32,230,000	34,162,550
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	460,000	587,648
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	675,000	853,063
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	630,000	875,004
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,589,000	1,883,212
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	800,000	885,449
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	160,000	167,417	(c)
Commonwealth Bank of Australia, Senior Notes	3.900%	7/12/47	10,410,000	10,669,861	(c)
Compass Bank, Subordinated Notes	3.875%	4/10/25	2,000,000	2,009,498
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	4,838,000	5,424,607	(b)(c)(f)
Cooperatieve Rabobank U.A., Senior Notes	3.375%	5/21/25	14,740,000	15,180,206
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	3,930,000	4,218,239
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	4,400,000	4,652,169
Cooperatieve Rabobank U.A., Subordinated Notes	3.750%	7/21/26	5,000,000	5,074,402
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	7,210,000	7,894,950	(b)(c)(f)
Export-Import Bank of India, Senior Bonds	3.375%	8/5/26	8,880,000	8,741,987	(c)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	440,000	447,503	(c)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	8,700,000	8,896,253
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,560,000	1,660,281
HSBC Holdings PLC, Senior Notes (4.041% to 3/13/27 then 3 mo. USD LIBOR + 1.546%)	4.041%	3/13/28	8,990,000	9,379,625	(b)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	2,140,000	2,238,440

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	35

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	$5,100,000	$5,297,433
ING Bank NV, Subordinated Notes	5.800%	9/25/23	4,090,000	4,595,597	(c)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	8,490,000	8,437,611	(c)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	9,860,000	9,874,888	(c)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	11,680,000	11,975,872	(c)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	6,779,000	7,110,714
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	600,000	636,690
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	12,050,000	12,735,540
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	13,850,000	14,749,980
JPMorgan Chase & Co., Subordinated Notes	3.625%	12/1/27	8,950,000	9,064,791
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	4,460,000	5,196,026
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	109,403	(c)
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	12,600,000	12,737,660
Lloyds Banking Group PLC, Senior Notes (3 mo. USD LIBOR + 0.810%)	2.907%	11/7/23	10,760,000	10,679,758	(b)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	5,000,000	5,288,561
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,270,000	5,594,558	(c)
Royal Bank of Canada, Senior Secured Bonds	1.875%	2/5/20	7,660,000	7,599,885
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	3,230,000	3,430,641
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	2,000,000	2,030,714
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	810,000	984,098	(c)
Standard Chartered PLC, Subordinated Notes	3.950%	1/11/23	660,000	666,848	(c)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	6,590,000	8,022,472	(c)
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	13,420,000	13,647,370	(c)
UBS Group Funding Switzerland AG, Senior Notes	4.125%	9/24/25	3,050,000	3,204,010	(c)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	17,200,000	18,158,079	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	1/29/18	24,760,000	24,976,650	(b)(f)
Wells Fargo & Co., Junior Subordinated Bonds (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	870,000	964,656	(b)(f)
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	1,610,000	1,609,836
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	600,000	637,912
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	8,580,000	8,419,422
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	2,020,000	2,059,914
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	150,000	158,302
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	20,295,000	21,635,706
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	480,000	572,862
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,700,000	2,100,611
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,690,000	1,847,302

See Notes to Financial Statements.

36	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	$4,990,000	$5,661,109
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	12,590,000	13,310,822
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	12,560,000	14,072,121
Wells Fargo Capital X, Junior Subordinated Bonds	5.950%	12/15/36	8,000	9,120
Total Banks				580,386,339
Capital Markets — 1.2%
CME Group Inc., Senior Notes	5.300%	9/15/43	1,195,000	1,537,718
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	510,000	546,995
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	3,900,000	4,506,966
Credit Suisse NY, Senior Notes	3.625%	9/9/24	2,970,000	3,075,913
Goldman Sachs Capital II, Junior Subordinated Bonds (4.000% to 03/01/18 then 3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	1/29/18	32,000	28,368	(b)(f)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	2,820,000	3,238,141
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	3,650,000	3,667,088
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	5,640,000	5,982,137
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	411,098
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	910,000	986,733
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	320,000	355,020
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 0.821%)	2.876%	10/31/22	18,000,000	17,958,101	(b)
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,130,000	1,186,497
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	1,510,000	1,567,578
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	11,350,000	11,428,150
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	10,000,000	10,156,634	(b)
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	6,120,000	8,264,309
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	9,440,000	9,875,846
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	3,400,000	4,559,679
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	15,800,000	18,365,184
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	370,000	430,882	(c)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	1/29/18	1,430,000	0	*(d)(f)(g)(h)(i)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	13,380,000	0	*(d)(g)(i)(j)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	31,220,000	0	*(d)(h)(i)(j)
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,040,000	2,188,559
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	3,570,000	3,590,604

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	37

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
State Street Corp., Senior Notes	3.300%	12/16/24	$1,470,000	$1,519,744
Total Capital Markets				115,427,944
Consumer Finance — 0.0%
American Express Co., Senior Notes	2.650%	12/2/22	11,000	10,936
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,465,000	1,629,926
Total Consumer Finance				1,640,862
Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	8,073,000	8,485,039
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	470,000	501,442
Banco Nacional de Comercio Exterior SNC, Subordinated Notes (3.800% to 8/11/21 then 5 year Treasury Constant Maturity Rate + 3.000%)	3.800%	8/11/26	8,800,000	8,833,000	(b)(c)
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	209,001
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	8,744,000	8,707,283
ILFC E-Capital Trust II, Bonds (Max (3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate, 30 year Treasury Constant Maturity Rate) + 1.800%)	4.610%	12/21/65	4,180,000	4,054,600	(b)(c)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	3,740,000	4,508,134
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	3,640,000	3,700,405	(c)
Nationwide Building Society, Senior Notes	2.450%	7/27/21	4,580,000	4,545,402	(c)
Total Diversified Financial Services				43,544,306
Insurance — 0.3%
American International Group Inc., Junior Subordinated Debentures (6.250% to 3/15/37 then 3 mo. USD LIBOR + 2.056%)	6.250%	3/15/87	5,673,000	6,197,752	(b)
Brighthouse Financial Inc., Senior Notes	3.700%	6/22/27	7,060,000	6,957,028	(c)
Brighthouse Financial Inc., Senior Notes	4.700%	6/22/47	1,120,000	1,147,098	(c)
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	653,882
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	1,160,000	1,158,627
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	1,550,000	1,583,537
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	7,737,000	8,919,291
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	104,000	147,223	(c)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	4,408,000	5,054,046	(c)
Total Insurance				31,818,484
Total Financials				772,817,935

See Notes to Financial Statements.

38	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 1.4%
Biotechnology — 0.3%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	$2,670,000	$2,749,257
Amgen Inc., Senior Notes	3.875%	11/15/21	2,700,000	2,824,385
Celgene Corp., Senior Notes	3.550%	8/15/22	1,200,000	1,237,348
Celgene Corp., Senior Notes	3.625%	5/15/24	600,000	617,909
Celgene Corp., Senior Notes	3.875%	8/15/25	3,780,000	3,918,885
Celgene Corp., Senior Notes	5.250%	8/15/43	1,150,000	1,332,672
Celgene Corp., Senior Notes	5.000%	8/15/45	1,930,000	2,198,299
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	1,630,000	1,706,663
Gilead Sciences Inc., Senior Notes	1.850%	9/20/19	6,280,000	6,255,481
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	2,160,000	2,243,089
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	800,000	891,283
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	4,930,000	5,716,638
Total Biotechnology				31,691,909
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	5,720,000	5,884,504
Abbott Laboratories, Senior Notes	4.750%	11/30/36	2,250,000	2,536,086
Abbott Laboratories, Senior Notes	4.900%	11/30/46	4,510,000	5,191,651
Becton, Dickinson & Co., Senior Notes	3.363%	6/6/24	8,170,000	8,204,311
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	1,372,000	1,407,272
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	2,010,000	2,206,528
Medtronic Inc., Senior Notes	3.125%	3/15/22	40,000	40,904
Medtronic Inc., Senior Notes	3.500%	3/15/25	3,385,000	3,514,767
Medtronic Inc., Senior Notes	4.625%	3/15/45	3,520,000	4,111,043
Total Health Care Equipment & Supplies				33,097,066
Health Care Providers & Services — 0.5%
Aetna Inc., Senior Notes	2.800%	6/15/23	850,000	837,603
Aetna Inc., Senior Notes	3.875%	8/15/47	2,440,000	2,415,174
Anthem Inc., Senior Notes	3.125%	5/15/22	2,040,000	2,060,112
Anthem Inc., Senior Notes	2.950%	12/1/22	4,800,000	4,807,466
Anthem Inc., Senior Notes	3.350%	12/1/24	2,000,000	2,032,094
Anthem Inc., Senior Notes	3.650%	12/1/27	4,630,000	4,729,063
Cardinal Health Inc., Senior Notes	2.616%	6/15/22	2,440,000	2,401,723
Cardinal Health Inc., Senior Notes	3.079%	6/15/24	3,180,000	3,134,971
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	400,000	387,560
Humana Inc., Senior Notes	3.150%	12/1/22	750,000	755,797
Humana Inc., Senior Notes	3.950%	3/15/27	4,910,000	5,093,309
Humana Inc., Senior Notes	4.625%	12/1/42	870,000	952,851

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	39

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Humana Inc., Senior Notes	4.950%	10/1/44	$1,240,000	$1,433,726
Humana Inc., Senior Notes	4.800%	3/15/47	270,000	305,680
Medtronic Global Holdings S.C.A, Senior Notes	3.350%	4/1/27	4,530,000	4,653,495
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,610,000	1,672,055
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	1,140,000	1,202,772
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	650,000	846,757
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,760,000	2,289,344
Total Health Care Providers & Services				42,011,552
Pharmaceuticals — 0.2%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	2,090,000	2,125,543
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	4,540,000	4,628,958
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	1,800,000	1,910,324
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	271,000	289,610
Eli Lilly & Co., Senior Notes	3.100%	5/15/27	2,710,000	2,754,023
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	3,050,000	3,097,696
Johnson & Johnson, Senior Notes	3.700%	3/1/46	3,790,000	4,005,149
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	2,250,000	2,243,047
Wyeth LLC, Notes	5.950%	4/1/37	1,510,000	2,028,190
Total Pharmaceuticals				23,082,540
Total Health Care				129,883,067
Industrials — 1.3%
Aerospace & Defense — 0.4%
Boeing Co., Notes	5.875%	2/15/40	500,000	667,932
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	261,543
Boeing Co., Senior Notes	4.875%	2/15/20	4,440,000	4,691,009
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	7,029,000	7,311,138
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	614,000	690,647
Northrop Grumman Corp., Senior Notes	2.550%	10/15/22	8,630,000	8,578,095
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	10,000,000	9,956,290
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	3,310,000	3,321,897
Raytheon Co., Senior Notes	3.125%	10/15/20	1,280,000	1,309,934
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	24,266
United Technologies Corp., Senior Notes	4.500%	6/1/42	1,760,000	1,955,197
Total Aerospace & Defense				38,767,948
Air Freight & Logistics — 0.1%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,250,000	4,356,494
United Parcel Service Inc., Senior Notes	3.050%	11/15/27	1,310,000	1,311,761
Total Air Freight & Logistics				5,668,255

See Notes to Financial Statements.

40	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — 0.0%
Air 2 U.S., Notes	8.027%	10/1/19	$582,312	$602,329	(c)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.900%	1/2/18	70,043	70,043	(d)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.820%	5/1/18	61,558	62,635	(d)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	299,107	326,027
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	145,283	165,536
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	998,998	1,032,714
U.S. Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	706,471	717,067
Total Airlines				2,976,351
Commercial Services & Supplies — 0.1%
Cintas Corp., Senior Notes	2.900%	4/1/22	3,910,000	3,948,859
Cintas Corp., Senior Notes	3.700%	4/1/27	3,560,000	3,711,353
Waste Management Inc., Senior Notes	4.600%	3/1/21	940,000	998,937
Waste Management Inc., Senior Notes	3.500%	5/15/24	1,070,000	1,109,383
Waste Management Inc., Senior Notes	7.375%	5/15/29	340,000	450,721
Total Commercial Services & Supplies				10,219,253
Electrical Equipment — 0.1%
ABB Finance USA Inc., Senior Notes	4.375%	5/8/42	340,000	367,568
Eaton Corp., Senior Notes	2.750%	11/2/22	6,830,000	6,857,684
Eaton Corp., Senior Notes	4.150%	11/2/42	4,340,000	4,536,885
Total Electrical Equipment				11,762,137
Industrial Conglomerates — 0.5%
General Electric Co., Senior Notes	4.375%	9/16/20	1,063,000	1,117,031
General Electric Co., Senior Notes	4.625%	1/7/21	1,355,000	1,438,058
General Electric Co., Senior Notes	5.875%	1/14/38	770,000	997,669
General Electric Co., Senior Notes	6.875%	1/10/39	25,095,000	36,231,161
General Electric Co., Senior Notes	4.500%	3/11/44	2,894,000	3,213,542
General Electric Co., Subordinated Notes	5.300%	2/11/21	670,000	723,772
Total Industrial Conglomerates				43,721,233
Machinery — 0.0%
John Deere Capital Corp., Senior Notes	2.250%	4/17/19	1,530,000	1,532,127
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	780,000	772,625
Total Machinery				2,304,752
Trading Companies & Distributors — 0.0%
Aviation Capital Group Corp., Senior Notes	6.750%	4/6/21	3,840,000	4,294,824	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	41

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Transportation — 0.1%
Mexico City Airport Trust, Senior Secured Bonds	5.500%	10/31/46	$7,060,000	$6,998,225	(c)
Total Industrials				126,712,978
Information Technology — 1.3%
Communications Equipment — 0.0%
Harris Corp., Senior Notes	4.854%	4/27/35	1,730,000	1,939,125
Harris Corp., Senior Notes	5.054%	4/27/45	2,100,000	2,479,526
Total Communications Equipment				4,418,651
IT Services — 0.2%
MasterCard Inc., Senior Notes	3.375%	4/1/24	3,100,000	3,221,978
Visa Inc., Senior Notes	2.200%	12/14/20	1,820,000	1,819,341
Visa Inc., Senior Notes	3.150%	12/14/25	7,830,000	8,012,769
Visa Inc., Senior Notes	4.300%	12/14/45	3,420,000	3,901,549
Total IT Services				16,955,637
Semiconductors & Semiconductor Equipment — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	3,900,000	3,734,079	(c)
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.875%	1/15/27	570,000	561,965	(c)
Intel Corp., Senior Notes	3.700%	7/29/25	950,000	1,003,921
Intel Corp., Senior Notes	3.734%	12/8/47	1,339,000	1,394,234	(c)
Total Semiconductors & Semiconductor Equipment				6,694,199
Software — 0.5%
Microsoft Corp., Senior Bonds	2.400%	8/8/26	17,430,000	16,828,293
Microsoft Corp., Senior Notes	2.875%	2/6/24	8,800,000	8,934,659
Microsoft Corp., Senior Notes	2.700%	2/12/25	2,170,000	2,168,748
Microsoft Corp., Senior Notes	3.300%	2/6/27	10,250,000	10,585,027
Microsoft Corp., Senior Notes	3.450%	8/8/36	260,000	268,600
Microsoft Corp., Senior Notes	4.100%	2/6/37	50,000	55,937
Microsoft Corp., Senior Notes	3.700%	8/8/46	3,370,000	3,522,570
Microsoft Corp., Senior Notes	3.950%	8/8/56	1,200,000	1,284,763
Total Software				43,648,597
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	2.000%	11/13/20	4,700,000	4,672,237
Apple Inc., Senior Notes	2.450%	8/4/26	12,160,000	11,668,109
Apple Inc., Senior Notes	3.850%	8/4/46	5,000,000	5,224,412
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	13,220,000	13,390,206	(c)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	16,210,000	16,904,318	(c)
Total Technology Hardware, Storage & Peripherals				51,859,282
Total Information Technology				123,576,366

See Notes to Financial Statements.

42	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 1.8%
Chemicals — 0.2%
Ecolab Inc., Senior Notes	4.350%	12/8/21	$612,000	$652,008
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	9,280,000	9,470,240	(c)
OCP SA, Senior Notes	4.500%	10/22/25	5,400,000	5,417,787	(c)
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	690,000	722,813
Total Chemicals				16,262,848
Metals & Mining — 1.6%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	11,070,000	11,029,959	(c)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	2,670,000	2,656,388	(c)
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	924,000	978,839
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	840,000	1,035,754
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	12,000,000	15,018,975
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	441,000	446,351
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	10,330,000	12,694,700
BHP Billiton Finance USA Ltd., Subordinated Notes (6.750% to 10/20/25 then USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	5,950,000	6,962,036	(b)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.625%	8/1/27	17,470,000	17,532,717	(c)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	4,780,000	4,803,900
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	687,000	752,265
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	5,720,000	5,999,931	(c)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	3,800,000	3,935,851	(c)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	3,770,000	3,792,242	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	22,640,000	25,380,998
Southern Copper Corp., Senior Notes	5.875%	4/23/45	5,970,000	7,237,479
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	12,290,000	14,268,690
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	7,464,000	9,180,720
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	6,150,000	7,572,188
Vale SA, Senior Notes	5.625%	9/11/42	1,500,000	1,650,000
Total Metals & Mining				152,929,983
Total Materials				169,192,831
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	1,600,000	1,751,175	(c)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	4,730,000	4,885,547	(c)
Total Real Estate				6,636,722

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	43

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Telecommunication Services — 1.1%
Diversified Telecommunication Services — 0.9%
AT&T Inc., Global Notes	5.800%	2/15/19	$3,000,000	$3,114,048
AT&T Inc., Senior Notes	4.450%	5/15/21	740,000	781,156
AT&T Inc., Senior Notes	4.250%	3/1/27	3,780,000	3,860,512
AT&T Inc., Senior Notes	3.900%	8/14/27	7,210,000	7,272,329
AT&T Inc., Senior Notes	4.900%	8/14/37	2,570,000	2,610,433
AT&T Inc., Senior Notes	4.350%	6/15/45	5,370,000	4,973,522
AT&T Inc., Senior Notes	4.500%	3/9/48	8,478,000	7,975,499
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	2,120,000	2,160,539	(c)
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	480,000	504,809
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,020,000	1,080,375
Telefonica Emisiones SAU, Senior Notes	5.213%	3/8/47	3,150,000	3,588,941
Verizon Communications Inc., Senior Bonds	5.250%	3/16/37	2,342,000	2,583,452
Verizon Communications Inc., Senior Bonds	5.500%	3/16/47	1,840,000	2,104,606
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,840,000	2,049,816
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	5,300,000	5,402,905
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	3,831,000	3,851,516	(c)
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	13,630,000	14,239,393
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	6,394,000	5,806,000
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	2,840,000	2,969,816
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	3,940,000	3,895,465
Total Diversified Telecommunication Services				80,825,132
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	3,350,000	3,534,455
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	5,062,000	5,133,087
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	12,628,125	12,738,621	(c)
Total Wireless Telecommunication Services				21,406,163
Total Telecommunication Services				102,231,295
Utilities — 1.2%
Electric Utilities — 1.1%
Berkshire Hathaway Energy Co., Senior Bonds	5.950%	5/15/37	300,000	394,270
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	5,540,000	5,927,800	(c)
Comision Federal de Electricidad, Senior Notes	4.750%	2/23/27	10,740,000	11,277,000	(c)
Duke Energy Corp., Senior Notes	3.550%	9/15/21	870,000	898,595
Duke Energy Corp., Senior Notes	2.400%	8/15/22	9,550,000	9,392,982
Duke Energy Corp., Senior Notes	3.150%	8/15/27	10,060,000	10,007,854
Duke Energy Corp., Senior Notes	3.750%	9/1/46	2,500,000	2,483,067

See Notes to Financial Statements.

44	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Electric Utilities — continued
Duke Energy Corp., Senior Notes	3.950%	8/15/47	$1,440,000	$1,486,254
Exelon Corp., Bonds	5.625%	6/15/35	515,000	634,797
FirstEnergy Corp., Notes	7.375%	11/15/31	9,415,000	12,728,101
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	4,270,000	4,464,803
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	13,193,000	13,544,400
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	5,020,000	5,503,426	(k)
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	7,320,000	9,241,655
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	130,000	136,044
Pacific Gas & Electric Co., Senior Notes	3.300%	12/1/27	5,800,000	5,752,975	(c)
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	4,720,000	5,901,115
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,220,000	1,236,899
PT Perusahaan Listrik Negara, Senior Notes	4.125%	5/15/27	7,080,000	7,110,022	(c)
PT Perusahaan Listrik Negara, Senior Notes	5.250%	10/24/42	4,404,000	4,591,170	(k)
Total Electric Utilities				112,713,229
Gas Utilities — 0.1%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	4,850,000	6,590,704
Total Utilities				119,303,933
Total Corporate Bonds & Notes (Cost — $2,268,487,417)				2,322,943,316
Municipal Bonds — 0.1%
Illinois — 0.1%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	5,380,000	5,748,046
Ohio — 0.0%
American Municipal Power-Ohio Inc., OH, Revenue, Taxable-combined Hydroelectric Project Build America Bonds	7.834%	2/15/41	150,000	234,718
Total Municipal Bonds (Cost — $5,592,318)				5,982,764
Sovereign Bonds — 3.7%
Brazil — 0.1%
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	6,890,000	6,438,705
Colombia — 0.3%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	17,270,000	19,817,325
Republic of Colombia, Senior Bonds	5.000%	6/15/45	1,640,000	1,738,400
Republic of Colombia, Senior Notes	3.875%	4/25/27	9,100,000	9,275,175
Total Colombia				30,830,900
Indonesia — 0.6%
Republic of Indonesia, Notes	3.750%	4/25/22	5,726,000	5,906,306	(k)
Republic of Indonesia, Notes	3.750%	4/25/22	280,000	288,817	(c)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	290,000	311,713	(k)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	45

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Indonesia — continued
Republic of Indonesia, Senior Notes	4.875%	5/5/21	$1,190,000	$1,271,371	(k)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	340,000	379,462	(k)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	911,000	1,039,413	(c)
Republic of Indonesia, Senior Notes	3.850%	7/18/27	20,210,000	20,766,684	(c)
Republic of Indonesia, Senior Notes	4.625%	4/15/43	3,420,000	3,563,260	(k)
Republic of Indonesia, Senior Notes	5.125%	1/15/45	11,920,000	13,197,562	(c)
Republic of Indonesia, Senior Notes	5.125%	1/15/45	3,020,000	3,343,677	(k)
Republic of Indonesia, Senior Notes	5.250%	1/8/47	6,960,000	7,881,915	(c)
Republic of Indonesia, Senior Notes	4.750%	7/18/47	2,320,000	2,476,199	(c)
Total Indonesia				60,426,379
Kazakhstan — 0.2%
Republic of Kazakhstan, Senior Notes	4.875%	10/14/44	16,930,000	18,256,635	(c)
Kuwait — 0.1%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	10,890,000	11,079,671	(c)
Mexico — 0.9%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	132,356
United Mexican States, Senior Notes	4.000%	10/2/23	164,000	172,036
United Mexican States, Senior Notes	3.600%	1/30/25	10,660,000	10,830,560
United Mexican States, Senior Notes	4.750%	3/8/44	57,080,000	57,850,580
United Mexican States, Senior Notes	4.600%	1/23/46	14,900,000	14,728,650
Total Mexico				83,714,182
Panama — 0.2%
Republic of Panama, Senior Notes	4.500%	5/15/47	16,580,000	17,889,820
Peru — 0.2%
Republic of Peru, Senior Bonds	6.550%	3/14/37	1,070,000	1,452,525
Republic of Peru, Senior Bonds	5.625%	11/18/50	12,250,000	15,747,375
Total Peru				17,199,900
Poland — 0.4%
Republic of Poland, Senior Notes	5.000%	3/23/22	6,990,000	7,662,913
Republic of Poland, Senior Notes	4.000%	1/22/24	27,410,000	29,279,088
Total Poland				36,942,001
Saudi Arabia — 0.2%
Saudi Government International Bond, Senior Notes	2.875%	3/4/23	25,310,000	24,918,075	(c)
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	28,420,000	27,901,903	(c)
Uruguay — 0.2%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	16,620,000	18,489,750
Total Sovereign Bonds (Cost — $347,698,257)				354,087,921

See Notes to Financial Statements.

46	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 17.2%
U.S. Government Agencies — 1.3%
Federal Home Loan Bank (FHLB), Bonds	0.625%	8/7/18	$9,000,000	$8,944,920
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	20,110,000	28,320,792
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	59,220,000	57,049,848
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	6,320,000	6,223,345
Financing Corp. (FICO) Strip, Bonds	0.000%	4/5/19	1,150,000	1,122,021
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,720,000	6,680,456
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,410,000	5,387,231
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,537,138
Total U.S. Government Agencies				117,265,751
U.S. Government Obligations — 15.9%
U.S. Treasury Bonds	3.750%	11/15/43	415,390,000	495,044,277
U.S. Treasury Bonds	3.000%	5/15/45	234,840,000	246,682,908
U.S. Treasury Bonds	3.000%	2/15/47	171,288,000	180,176,910
U.S. Treasury Bonds	3.000%	5/15/47	81,647,000	85,858,518
U.S. Treasury Bonds	2.750%	8/15/47	51,195,000	51,269,992
U.S. Treasury Bonds	2.750%	11/15/47	58,560,000	58,665,225
U.S. Treasury Notes	1.625%	7/31/19	250,000	249,116
U.S. Treasury Notes	1.375%	5/31/21	30,000	29,330
U.S. Treasury Notes	1.875%	4/30/22	41,820,000	41,325,838
U.S. Treasury Notes	1.875%	8/31/22	55,400,000	54,629,594
U.S. Treasury Notes	2.000%	10/31/22	4,260,000	4,223,474
U.S. Treasury Notes	1.625%	4/30/23	3,020,000	2,928,338
U.S. Treasury Notes	1.250%	7/31/23	51,260,000	48,586,871
U.S. Treasury Notes	1.375%	8/31/23	3,640,000	3,470,230
U.S. Treasury Notes	2.000%	5/31/24	8,650,000	8,489,840
U.S. Treasury Notes	2.000%	6/30/24	83,930,000	82,336,641
U.S. Treasury Notes	2.125%	11/30/24	113,100,000	111,631,026
U.S. Treasury Notes	2.250%	12/31/24	13,810,000	13,737,174
U.S. Treasury Notes	2.250%	11/15/25	7,750,000	7,683,247
U.S. Treasury Notes	2.250%	11/15/27	4,560,000	4,496,409
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	2,277,425
Total U.S. Government Obligations				1,503,792,383
Total U.S. Government & Agency Obligations (Cost — $1,581,718,284)				1,621,058,134
U.S. Treasury Inflation Protected Securities — 2.7%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	1,478,729	1,685,598
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	3,322,821	4,358,474

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	47

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — continued
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	$13,885,661	$14,037,823
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	5,408,373	6,250,664
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	24,658,150	24,807,438
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	23,933,510	25,592,896
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	8,573,322	8,917,180
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/22	135,355,666	134,432,222
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/26	30,902,672	30,206,792
Total U.S. Treasury Inflation Protected Securities (Cost — $242,541,096)				250,289,087

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
U.S. Treasury 5-Year Notes Futures, Call @ $116.25	1/26/18	215	215,000	45,351
U.S. Treasury 10-Year Notes Futures, Call @ $123.75	1/5/18	82	82,000	32,031
U.S. Treasury Long-Term Bonds Futures, Call @ $151.00	1/26/18	398	398,000	1,001,219
U.S. Treasury Long-Term Bonds Futures, Put @ $152.00	1/26/18	214	214,000	177,219
U.S. Treasury Long-Term Bonds Futures, Put @ $153.00	1/26/18	3,696	3,696,000	4,677,750
Total Purchased Options (Cost — $4,673,016)				5,933,570
Total Investments before Short-Term Investments (Cost — $9,285,365,990)				9,386,262,372

	Rate	Maturity Date	Face Amount
Short-Term Investments — 20.0%
U.S. Government Agencies — 1.3%
Federal Home Loan Bank (FHLB), Discount Notes	1.261%	1/10/18	$15,000,000	14,995,740	(l)
Federal Home Loan Bank (FHLB), Discount Notes	1.272%	1/31/18	25,000,000	24,974,225	(l)
Federal Home Loan Bank (FHLB), Discount Notes	1.303-1.304%	2/14/18	29,000,000	28,954,615	(l)
Federal Home Loan Bank (FHLB), Discount Notes	1.313%	3/9/18	25,000,000	24,938,575	(l)
Federal Home Loan Bank (FHLB), Discount Notes	1.310%	3/12/18	25,000,000	24,935,800	(l)
Total U.S. Government Agencies (Cost — $118,798,385)				118,798,955

See Notes to Financial Statements.

48	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

Rate		Shares	Value
Money Market Funds — 18.7%
Western Asset Government Cash Management Portfolio LLC (Cost — $1,770,704,834)	1.240%	1,770,704,834	$1,770,704,834	(m)
Total Short-Term Investments (Cost — $1,889,503,219)			1,889,503,789
Total Investments — 119.5% (Cost — $11,174,869,209)			11,275,766,161
Liabilities in Excess of Other Assets — (19.5)%			(1,836,245,508)
Total Net Assets — 100.0%			$9,439,520,653

*	Non-income producing security.

(a)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2017, the Fund held TBA securities with a total cost of $1,925,882,367.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Value is less than $1.

(h)	The coupon payment on these securities is currently in default as of December 31, 2017.

(i)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(j)	The maturity principal is currently in default as of December 31, 2017.

(k)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(l)	Rate shown represents yield-to-maturity.

(m)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2017, the total market value of investments in Affiliated Companies was $1,770,704,834 and the cost was $1,770,704,834 (See Note 9).

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	49

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

Abbreviations used in this schedule: (cont’d)
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Schedule of Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	1/26/18	$116.75	1,359	$1,359,000	$95,555
U.S. Treasury 5-Year Notes Futures, Call	2/23/18	117.25	34	34,000	2,656
U.S. Treasury 5-Year Notes Futures, Put	1/26/18	116.00	429	429,000	77,086
U.S. Treasury 5-Year Notes Futures, Put	1/26/18	115.75	687	687,000	64,406
U.S. Treasury 10-Year Notes Futures, Call	1/26/18	125.00	1,025	1,025,000	144,141
U.S. Treasury 10-Year Notes Futures, Call	1/26/18	124.00	161	161,000	75,469
U.S. Treasury 10-Year Notes Futures, Call	1/26/18	125.50	163	163,000	12,734
U.S. Treasury 10-Year Notes Futures, Call	1/26/18	126.00	245	245,000	11,485
U.S. Treasury 10-Year Notes Futures, Call	2/23/18	125.00	554	554,000	173,125
U.S. Treasury 10-Year Notes Futures, Call	2/23/18	126.50	163	163,000	15,281
U.S. Treasury 10-Year Notes Futures, Put	1/26/18	124.00	369	369,000	155,672
U.S. Treasury 10-Year Notes Futures, Put	1/26/18	123.50	185	185,000	43,359
U.S. Treasury 10-Year Notes Futures, Put	1/26/18	123.00	245	245,000	30,625
U.S. Treasury 10-Year Notes Futures, Put	2/23/18	122.00	163	163,000	20,375
U.S. Treasury Long-Term Bonds Futures, Call	1/26/18	153.00	839	839,000	1,061,859
U.S. Treasury Long-Term Bonds Futures, Call	1/26/18	154.00	237	237,000	192,563
U.S. Treasury Long-Term Bonds Futures, Call	1/26/18	155.00	164	164,000	84,563
U.S. Treasury Long-Term Bonds Futures, Call	2/23/18	155.00	41	41,000	41,000
U.S. Treasury Long-Term Bonds Futures, Put	1/26/18	151.00	250	250,000	128,906
U.S. Treasury Long-Term Bonds Futures, Put	1/26/18	149.00	574	574,000	98,656
U.S. Treasury Long-Term Bonds Futures, Put	1/26/18	150.00	82	82,000	24,344
Total Exchange-Traded Written Options (Premiums received — $3,225,383)					$2,553,860

At December 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	170	3/20	$41,520,681	$41,505,500	$(15,181)
U.S. Treasury 2-Year Notes	4,771	3/18	1,023,144,199	1,021,515,833	(1,628,366)
U.S. Treasury 5-Year Notes	16,749	3/18	1,952,660,841	1,945,631,891	(7,028,950)
U.S. Treasury 10-Year Notes	2,308	3/18	285,832,826	286,300,187	467,361
U.S. Treasury Ultra Long-Term Bonds	923	3/18	153,267,511	154,746,719	1,479,208
					(6,725,928)

See Notes to Financial Statements.

50	Western Asset Core Bond Fund 2017 Annual Report

Western Asset Core Bond Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
90-Day Eurodollar	8,243	3/18	$2,027,549,160	$2,024,480,800	$3,068,360
90-Day Eurodollar	4,698	6/18	1,152,939,557	1,151,890,875	1,048,682
90-Day Eurodollar	676	9/18	165,926,228	165,552,400	373,828
90-Day Eurodollar	2,265	12/18	554,745,860	554,103,936	641,924
90-Day Eurodollar	1,570	12/19	383,015,560	383,354,749	(339,189)
U.S. Treasury Long-Term Bonds	3,276	3/18	500,759,799	501,228,000	(468,201)
U.S. Treasury Ultra 10-Year Notes	1,014	3/18	135,549,845	135,432,375	117,470
					4,442,874
Net unrealized depreciation on open futures contracts					$(2,283,054)

At December 31, 2017, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$128,870,000	3/29/19	3-Month LIBOR quarterly	1.597% semi-annually	—	$(551,663)
	83,080,000	9/28/19	3-Month LIBOR quarterly	1.705% semi-annually	—	(480,049)
	162,570,000	10/17/19	3-Month LIBOR quarterly	1.138% semi-annually	—	(2,590,088)
	214,280,000	6/14/20	3-Month LIBOR quarterly	1.671% semi-annually	$(50,430)	(2,248,934)
	234,000,000	5/31/22	3-Month LIBOR quarterly	2.250% semi-annually	427,893	(583,388)
	340,033,000	11/15/43	2.474% semi-annually	3-Month LIBOR quarterly	4,854,300	1,717,157
	30,740,000	11/15/43	2.630% semi-annually	3-Month LIBOR quarterly	(179,986)	(169,595)
	1,251,000	11/15/43	2.734% semi-annually	3-Month LIBOR quarterly	(19,825)	(19,954)
Total	$1,194,824,000				$5,031,952	$(4,926,514)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2017[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	$2,210,000	6/20/21	0.30%	1.000% quarterly	$52,178	$13,278	$38,900
JPMorgan Chase & Co. (Berkshire Hathaway Inc., 1.550%, due 2/9/18)	7,100,000	3/20/24	0.73%	1.000% quarterly	110,951	(94,402)	205,353
Total	$9,310,000				$163,129	$(81,124)	$244,253

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	51

Schedule of investments (cont’d)

December 31, 2017

Western Asset Core Bond Fund

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC (PrimeX.FRM.1)	$1,339,948	7/25/36	4.420% monthly	$131,393	$90,157	$41,236	(a)(b)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.29 Index	$1,233,550,000	12/20/22	1.000% quarterly	$29,272,462	$26,638,163	$2,634,299

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(a)	Swap contract is valued using unobservable inputs (See Note 1).

(b)	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

52	Western Asset Core Bond Fund 2017 Annual Report

Statement of assets and liabilities

December 31, 2017

Assets:
Investments in unaffiliated securities, at value (Cost — $9,404,164,375)	$9,505,061,327
Investments in affiliated securities, at value (Cost — $1,770,704,834)	1,770,704,834
Cash	155,318,907
Receivable for securities sold	396,812,214
Interest receivable	49,750,514
Deposits with brokers for centrally cleared swap contracts	30,291,810
Receivable for Fund shares sold	21,767,869
Deposits with brokers for open futures contracts and exchange-traded options	5,045,310
Receivable from broker — variation margin on open futures contracts	1,483,434
Deposits with brokers for TBA securities	990,000
OTC swaps, at value (premiums paid — $9,033)	294,522
Security litigation proceeds receivable	280,310
Principal paydown receivable	99,605
Receivable for open OTC swap contracts	9,303
Prepaid expenses	227,557
Other assets	32,368
Total Assets	11,938,169,884

Liabilities:
Payable for securities purchased	2,479,179,172
Payable for Fund shares repurchased	10,159,000
Written options, at value (premiums received — $3,225,383)	2,553,860
Investment management fee payable	2,471,987
Distributions payable	1,327,937
Payable to broker — variation margin on centrally cleared swaps	923,747
Service and/or distribution fees payable	207,173
Directors’ fees payable	41,587
Accrued expenses	1,784,768
Total Liabilities	2,498,649,231
Total Net Assets	$9,439,520,653

Net Assets:
Par value (Note 7)	$745,062
Paid-in capital in excess of par value	9,426,943,780
Undistributed net investment income	5,795,430
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(91,211,433)
Net unrealized appreciation on investments, futures contracts, written options and swap contracts	97,247,814
Total Net Assets	$9,439,520,653

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	53

Statement of assets and liabilities (cont’d)

December 31, 2017

Net Assets:
Class A	$419,286,509
Class C	$54,051,883
Class C1	$14,843,962
Class FI	$244,761,156
Class R	$28,846,907
Class I	$5,627,099,945
Class IS	$3,050,630,291

Shares Outstanding:
Class A	33,111,358
Class C	4,266,498
Class C1	1,171,428
Class FI	19,317,135
Class R	2,275,864
Class I	444,357,514
Class IS	240,562,013

Net Asset Value:
Class A (and redemption price)	$12.66
Class C*	$12.67
Class C1*	$12.67
Class FI (and redemption price)	$12.67
Class R (and redemption price)	$12.68
Class I (and redemption price)	$12.66
Class IS (and redemption price)	$12.68
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$13.22

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

54	Western Asset Core Bond Fund 2017 Annual Report

Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Interest from unaffiliated investments	$225,932,937
Interest from affiliated investments	8,204,107
Total Investment Income	234,137,044

Expenses:
Investment management fee (Note 2)	34,152,100
Transfer agent fees (Note 5)	6,922,322
Service and/or distribution fees (Notes 2 and 5)	2,401,712
Registration fees	913,590
Fund accounting fees	541,096
Legal fees	283,388
Directors’ fees	231,150
Shareholder reports	106,350
Insurance	80,532
Commitment fees (Note 8)	72,299
Audit and tax fees	71,861
Custody fees	23,188
Interest expense	4,037
Fees recaptured by investment manager (Note 2)	117
Miscellaneous expenses	98,917
Total Expenses	45,902,659
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(5,326,515)
Net Expenses	40,576,144
Net Investment Income	193,560,900

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(33,692,704)
Futures contracts	(16,482,559)
Written options	34,137,884
Swap contracts	27,509,178
Net Realized Gain	11,471,799
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	229,497,047
Futures contracts	(62,178)
Written options	1,667,681
Swap contracts	(17,993,396)
Change in Net Unrealized Appreciation (Depreciation)	213,109,154
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	224,580,953
Increase in Net Assets From Operations	$418,141,853

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	55

Statements of changes in net assets

For the Years Ended December 31,	2017	2016

Operations:
Net investment income	$193,560,900	$140,349,069
Net realized gain	11,471,799	71,456,145
Change in net unrealized appreciation (depreciation)	213,109,154	(42,070,735)
Increase in Net Assets From Operations	418,141,853	169,734,479

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(197,685,841)	(143,923,734)
Decrease in Net Assets From Distributions to Shareholders	(197,685,841)	(143,923,734)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	3,574,658,875	4,133,895,845
Reinvestment of distributions	184,955,370	127,458,486
Cost of shares repurchased	(1,954,506,935)	(1,604,442,061)
Increase in Net Assets From Fund Share Transactions	1,805,107,310	2,656,912,270
Increase in Net Assets	2,025,563,322	2,682,723,015

Net Assets:
Beginning of year	7,413,957,331	4,731,234,316
End of year*	$9,439,520,653	$7,413,957,331
*Includes undistributed net investment income of:	$5,795,430	$2,962,659

See Notes to Financial Statements.

56	Western Asset Core Bond Fund 2017 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$12.32	$12.13	$12.31	$11.81	$12.37

Income (loss) from operations:
Net investment income	0.24	0.25	0.26	0.31	0.26
Net realized and unrealized gain (loss)	0.35	0.20	(0.17)	0.51	(0.53)
Total income (loss) from operations	0.59	0.45	0.09	0.82	(0.27)

Less distributions from:
Net investment income	(0.25)	(0.26)	(0.27)	(0.32)	(0.29)
Total distributions	(0.25)	(0.26)	(0.27)	(0.32)	(0.29)

Net asset value, end of year	$12.66	$12.32	$12.13	$12.31	$11.81
Total return[2]	4.82%	3.72%	0.75%	7.02%	(2.23)%

Net assets, end of year (000s)	$419,287	$421,772	$329,325	$164,153	$194,314

Ratios to average net assets:
Gross expenses	0.86%[3]	0.85%[3]	0.91%	0.82%	0.87%
Net expenses[4]	0.82 [3,5]	0.83 [3,5]	0.90 [5]	0.82	0.87
Net investment income	1.95	2.03	2.14	2.50	2.13

Portfolio turnover rate[6]	102%	81%	85%	93%	147%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent. Prior to May 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 363%, 204%, 237%, 318% and 345% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	57

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$12.33	$12.14	$12.32	$11.81	$12.37

Income (loss) from operations:
Net investment income	0.15	0.16	0.18	0.20	0.17
Net realized and unrealized gain (loss)	0.35	0.21	(0.17)	0.54	(0.53)
Total income (loss) from operations	0.50	0.37	0.01	0.74	(0.36)

Less distributions from:
Net investment income	(0.16)	(0.18)	(0.19)	(0.23)	(0.20)
Total distributions	(0.16)	(0.18)	(0.19)	(0.23)	(0.20)

Net asset value, end of year	$12.67	$12.33	$12.14	$12.32	$11.81
Total return[2]	4.08%	3.01%	0.09%	6.26%	(2.94)%

Net assets, end of year (000s)	$54,052	$56,994	$25,344	$11,177	$3,016

Ratios to average net assets:
Gross expenses	1.53%	1.52%	1.56%[3]	1.69%[3]	1.73%
Net expenses[4]	1.53	1.52	1.56 [3]	1.65 [3,5]	1.60 [5]
Net investment income	1.23	1.31	1.50	1.68	1.42

Portfolio turnover rate[6]	102%	81%	85%	93%	147%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 363%, 204%, 237%, 318% and 345% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

58	Western Asset Core Bond Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C1 Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$12.33	$12.14	$12.32	$11.82	$12.37

Income (loss) from operations:
Net investment income	0.19	0.21	0.22	0.25	0.21
Net realized and unrealized gain (loss)	0.35	0.19	(0.16)	0.52	(0.52)
Total income (loss) from operations	0.54	0.40	0.06	0.77	(0.31)

Less distributions from:
Net investment income	(0.20)	(0.21)	(0.24)	(0.27)	(0.24)
Total distributions	(0.20)	(0.21)	(0.24)	(0.27)	(0.24)

Net asset value, end of year	$12.67	$12.33	$12.14	$12.32	$11.82
Total return[2]	4.39%	3.31%	0.44%	6.56%	(2.53)%

Net assets, end of year (000s)	$14,844	$17,523	$20,219	$22,621	$27,827

Ratios to average net assets:
Gross expenses	1.23%	1.23%	1.22%	1.28%	1.27%
Net expenses[3]	1.23 [4]	1.23	1.22	1.28	1.27
Net investment income	1.53	1.65	1.82	2.09	1.72

Portfolio turnover rate[5]	102%	81%	85%	93%	147%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 363%, 204%, 237%, 318% and 345% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	59

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$12.33	$12.14	$12.32	$11.82	$12.37

Income (loss) from operations:
Net investment income	0.25	0.26	0.27	0.32	0.27
Net realized and unrealized gain (loss)	0.34	0.20	(0.16)	0.51	(0.52)
Total income (loss) from operations	0.59	0.46	0.11	0.83	(0.25)

Less distributions from:
Net investment income	(0.25)	(0.27)	(0.29)	(0.33)	(0.30)
Total distributions	(0.25)	(0.27)	(0.29)	(0.33)	(0.30)

Net asset value, end of year	$12.67	$12.33	$12.14	$12.32	$11.82
Total return[2]	4.83%	3.74%	0.84%	7.10%	(2.06)%

Net assets, end of year (000s)	$244,761	$176,955	$231,684	$213,225	$913,908

Ratios to average net assets:
Gross expenses	0.81%	0.81%[3]	0.82%[3]	0.81%[3]	0.83%[3]
Net expenses[4]	0.81 [5]	0.81 [3]	0.82 [3]	0.80 [3,5]	0.78 [3,5]
Net investment income	1.96	2.08	2.22	2.61	2.24

Portfolio turnover rate[6]	102%	81%	85%	93%	147%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 0.79%. Prior to May 1, 2013, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 0.77%. These expense limitations did not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 363%, 204%, 237%, 318% and 345% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

60	Western Asset Core Bond Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class R Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$12.33	$12.14	$12.32	$11.82	$12.37

Income (loss) from operations:
Net investment income	0.20	0.21	0.24	0.27	0.22
Net realized and unrealized gain (loss)	0.36	0.20	(0.18)	0.52	(0.52)
Total income (loss) from operations	0.56	0.41	0.06	0.79	(0.30)

Less distributions from:
Net investment income	(0.21)	(0.22)	(0.24)	(0.29)	(0.25)
Total distributions	(0.21)	(0.22)	(0.24)	(0.29)	(0.25)

Net asset value, end of year	$12.68	$12.33	$12.14	$12.32	$11.82
Total return[2]	4.56%	3.41%	0.51%	6.70%	(2.42)%

Net assets, end of year (000s)	$28,847	$20,357	$6,790	$2,703	$963

Ratios to average net assets:
Gross expenses	1.16%	1.14%[3]	1.18%[3]	1.34%[3]	1.27%[3]
Net expenses[4]	1.15 [5]	1.14 [3]	1.15 [3,5]	1.15 [3,5]	1.15 [3,5]
Net investment income	1.63	1.69	1.92	2.22	1.84

Portfolio turnover rate[6]	102%	81%	85%	93%	147%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 363%, 204%, 237%, 318% and 345% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	61

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$12.32	$12.13	$12.31	$11.81	$12.37

Income (loss) from operations:
Net investment income	0.29	0.30	0.32	0.35	0.30
Net realized and unrealized gain (loss)	0.35	0.20	(0.17)	0.51	(0.53)
Total income (loss) from operations	0.64	0.50	0.15	0.86	(0.23)

Less distributions from:
Net investment income	(0.30)	(0.31)	(0.33)	(0.36)	(0.33)
Total distributions	(0.30)	(0.31)	(0.33)	(0.36)	(0.33)

Net asset value, end of year	$12.66	$12.32	$12.13	$12.31	$11.81
Total return[2]	5.21%	4.12%	1.21%	7.38%	(1.86)%

Net assets, end of year (000s)	$5,627,100	$4,723,260	$2,383,683	$1,746,415	$570,450

Ratios to average net assets:
Gross expenses	0.55%	0.54%	0.54%	0.52%	0.49%
Net expenses	0.45 [3,4]	0.45 [3,4]	0.45 [3,4]	0.51 [3,4]	0.49
Net investment income	2.32	2.40	2.61	2.86	2.48

Portfolio turnover rate[5]	102%	81%	85%	93%	147%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 363%, 204%, 237%, 318% and 345% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

62	Western Asset Core Bond Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$12.34	$12.15	$12.33	$11.82	$12.38

Income (loss) from operations:
Net investment income	0.30	0.31	0.32	0.36	0.31
Net realized and unrealized gain (loss)	0.34	0.19	(0.17)	0.52	(0.53)
Total income (loss) from operations	0.64	0.50	0.15	0.88	(0.22)

Less distributions from:
Net investment income	(0.30)	(0.31)	(0.33)	(0.37)	(0.34)
Total distributions	(0.30)	(0.31)	(0.33)	(0.37)	(0.34)

Net asset value, end of year	$12.68	$12.34	$12.15	$12.33	$11.82
Total return[2]	5.23%	4.14%	1.22%	7.53%	(1.81)%

Net assets, end of year (000s)	$3,050,630	$1,997,097	$1,734,190	$1,317,622	$1,128,974

Ratios to average net assets:
Gross expenses	0.44%	0.43%	0.44%[3]	0.45%[3]	0.45%[3]
Net expenses[4]	0.42 [5]	0.43	0.44 [3]	0.45 [3,5]	0.44 [3,5]
Net investment income	2.35	2.44	2.61	2.92	2.57

Portfolio turnover rate[6]	102%	81%	85%	93%	147%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.42%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 363%, 204%, 237%, 318% and 345% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2017 Annual Report	63

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

64	Western Asset Core Bond Fund 2017 Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Core Bond Fund 2017 Annual Report	65

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Mortgage-backed securities	—	$3,232,498,073	—		$3,232,498,073
Asset-backed securities	—	608,869,099	$4,404,135		613,273,234
Collateralized mortgage obligations	—	971,382,199	8,814,074		980,196,273
Corporate bonds & notes:
Financials	—	772,817,935	0	*	772,817,935
Industrials	—	126,580,300	132,678		126,712,978
Other corporate bonds & notes	—	1,423,412,403	—		1,423,412,403
Municipal bonds	—	5,982,764	—		5,982,764
Sovereign bonds	—	354,087,921	—		354,087,921
U.S. Government & agency obligations	—	1,621,058,134	—		1,621,058,134
U.S. Treasury inflation protected securities	—	250,289,087	—		250,289,087
Purchased options	$5,933,570	—	—		5,933,570
Total long-term investments	5,933,570	9,366,977,915	13,350,887		9,386,262,372
Short-term investments†	—	1,889,503,789	—		1,889,503,789
Total investments	$5,933,570	$11,256,481,704	$13,350,887		$11,275,766,161
Other financial instruments:
Futures contracts	7,196,833	—	—		7,196,833
Centrally cleared interest rate swaps	—	1,717,157	—		1,717,157
OTC credit default swaps on corporate issues — sell protection‡	—	163,129	—		163,129
OTC credit default swaps on credit indices — sell protection‡	—	—	131,393		131,393
Centrally cleared credit default swaps on credit indices — sell protection	—	2,634,299	—		2,634,299
Total other financial instruments	7,196,833	4,514,585	131,393		11,842,811
Other assets	—	—	30,881		30,881
Total	$13,130,403	$11,260,996,289	$13,513,161		$11,287,639,853

66	Western Asset Core Bond Fund 2017 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$2,553,860	—	—	$2,553,860
Futures contracts	9,479,887	—	—	9,479,887
Centrally cleared interest rate swaps	—	$6,643,671	—	6,643,671
Total	$12,033,747	$6,643,671	—	$18,677,418

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or

Western Asset Core Bond Fund 2017 Annual Report	67

Notes to financial statements (cont’d)

loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an

68	Western Asset Core Bond Fund 2017 Annual Report

exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

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Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2017, the total notional value of all credit default swaps to sell protection was $1,244,199,948. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

70	Western Asset Core Bond Fund 2017 Annual Report

For average notional amounts of swaps held during the year ended December 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the

Western Asset Core Bond Fund 2017 Annual Report	71

Notes to financial statements (cont’d)

Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

72	Western Asset Core Bond Fund 2017 Annual Report

(l) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA

Western Asset Core Bond Fund 2017 Annual Report	73

Notes to financial statements (cont’d)

Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2017, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

At December 31, 2017, the Fund held collateral from Bank of America Securities LLC and JPMorgan Chase & Co. in the amount of $176,443 and $112,748, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as

74	Western Asset Core Bond Fund 2017 Annual Report

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$165,755,120	$(165,755,120)
(b)	$6,957,712	(6,957,712)	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)	Reclassifications are due to losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the Fund’s average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. For their services, LMPFA pays Western Asset and Western Asset Limited monthly all of the management fee that LMPFA receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares did not exceed 0.82%, 1.65%, 1.42%, 0.85%, 1.15%, 0.45% and 0.42% (0.45% prior to March 31, 2017), respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund

Western Asset Core Bond Fund 2017 Annual Report	75

Notes to financial statements (cont’d)

operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

During the year ended December 31, 2017, fees waived and/or expenses reimbursed amounted to $5,326,515.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class CI	Class FI	Class R	Class I	Class IS
Expires December 31, 2018	$45,734	—	—	—	—	$3,137,033	—
Expires December 31, 2019	178,824	—	—	—	$3,025	4,846,341	$296,820
Total fee waiver/expense reimbursements subject to recapture	$224,558	—	—	—	$3,025	$7,983,374	$296,820

For the year ended December 31, 2017, LMPFA recaptured $117 for Class A shares.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2017, LMIS and its affiliates retained sales charges of $31,430 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$10,868	$14,935	$142

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

76	Western Asset Core Bond Fund 2017 Annual Report

3. Investments

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,724,150,103	$30,728,724,499
Sales	921,829,291	29,648,070,925

At December 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$11,178,280,127	$194,817,165	$(97,331,131)	$97,486,034
Futures contracts	—	7,196,833	(9,479,887)	(2,283,054)
Written options	(3,225,383)	1,153,432	(481,909)	671,523
Swap contracts	31,679,148	4,636,945	(6,643,671)	(2,006,726)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$5,933,570	—	$5,933,570
Futures contracts[3]	7,196,833	—	7,196,833
OTC swap contracts[4]	—	$294,522	294,522
Centrally cleared swap contracts[5]	1,717,157	2,634,299	4,351,456
Total	$14,847,560	$2,928,821	$17,776,381

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$2,553,860
Futures contracts[3]	9,479,887
Centrally cleared swap contracts[5]	6,643,671
Total	$18,677,418

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

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Notes to financial statements (cont’d)

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(17,099,670)	—	$(17,099,670)
Written options	34,137,884	—	34,137,884
Futures contracts	(16,482,559)	—	(16,482,559)
Swap contracts	12,164,092	$15,345,086	27,509,178
Total	$12,719,747	$15,345,086	$28,064,833

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$911,407	—	$911,407
Written options	1,667,681	—	1,667,681
Futures contracts	(62,178)	—	(62,178)
Swap contracts	(20,479,878)	$2,486,482	(17,993,396)
Total	$(17,962,968)	$2,486,482	$(15,476,486)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,498,934
Written options	2,839,235
Futures contracts (to buy)	3,815,759,482
Futures contracts (to sell)	4,202,553,581

Average Notional Balance
Interest rate swap contracts	$1,483,528,846
Credit default swap contracts (to sell protection)	860,287,781

78	Western Asset Core Bond Fund 2017 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4]
Barclays Capital Inc.	$52,178	—	$52,178	—	$52,178
Banc of America Securities LLC	131,393	—	131,393	$(131,393)	—
JPMorgan Chase & Co.	110,951	—	110,951	(110,951)	—
Total	$294,522	—	$294,522	$(242,344)	$52,178

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to over collateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$1,076,202	†	$768,747
Class C	544,476		52,606
Class C1	113,002	†	16,148
Class FI	534,969	†	271,209
Class R	133,063		60,699
Class I	—		5,693,406
Class IS	—		59,507
Total	$2,401,712		$6,922,322

†	Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2017, the service and/or distribution fees reimbursed amounted to $84, $7, and $1,414 for Class A, Class C1 and Class FI shares, respectively.

For the year ended December 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$178,908
Class C	—
Class C1	7
Class FI	1,414

Western Asset Core Bond Fund 2017 Annual Report	79

Notes to financial statements (cont’d)

Waivers/Expense Reimbursements
Class R	$3,025
Class I	4,846,341
Class IS	296,820
Total	$5,326,515

6. Distributions to shareholders by class

	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Investment Income:
Class A	$8,592,119	$7,913,529
Class C	696,612	677,103
Class C1	254,318	334,549
Class FI	4,308,365	5,061,070
Class R	445,005	219,943
Class I	118,910,794	81,904,248
Class IS	64,478,628	47,813,292
Total	$197,685,841	$143,923,734

7. Capital shares

At December 31, 2017, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	12,166,410	$152,168,143	14,444,497	$180,317,720
Shares issued on reinvestment	583,124	7,323,992	604,982	7,561,395
Shares repurchased	(13,866,451)	(173,678,315)	(7,965,158)	(98,970,287)
Net increase (decrease)	(1,116,917)	$(14,186,180)	7,084,321	$88,908,828

Class C
Shares sold	1,103,007	$13,855,433	4,018,387	$50,134,534
Shares issued on reinvestment	41,222	518,178	37,090	465,273
Shares repurchased	(1,501,036)	(18,821,847)	(1,520,174)	(18,983,773)
Net increase (decrease)	(356,807)	$(4,448,236)	2,535,303	$31,616,034

Class C1
Shares sold	26,221	$329,486	20,002	$249,403
Shares issued on reinvestment	18,992	238,718	24,474	305,891
Shares repurchased	(294,901)	(3,700,029)	(288,675)	(3,611,353)
Net decrease	(249,688)	$(3,131,825)	(244,199)	$(3,056,059)

80	Western Asset Core Bond Fund 2017 Annual Report

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class FI
Shares sold	10,380,917	$130,763,751	12,169,662	$151,271,070
Shares issued on reinvestment	332,438	4,183,435	389,902	4,877,889
Shares repurchased	(5,746,925)	(72,182,996)	(17,291,266)	(216,489,721)
Net increase (decrease)	4,966,430	$62,764,190	(4,731,702)	$(60,340,762)

Class R
Shares sold	1,291,706	$16,166,365	1,312,504	$16,439,792
Shares issued on reinvestment	16,223	204,069	10,570	132,325
Shares repurchased	(682,503)	(8,582,623)	(231,745)	(2,900,605)
Net increase	625,426	$7,787,811	1,091,329	$13,671,512

Class I
Shares sold	149,490,957	$1,874,307,265	249,985,215	$3,137,021,501
Shares issued on reinvestment	8,650,913	108,744,393	5,388,713	67,357,894
Shares repurchased	(97,076,144)	(1,210,681,096)	(68,543,777)	(853,655,911)
Net increase	61,065,726	$772,370,562	186,830,151	$2,350,723,484

Class IS
Shares sold	110,805,967	$1,387,068,432	48,019,234	$598,461,825
Shares issued on reinvestment	5,064,122	63,742,585	3,735,251	46,757,819
Shares repurchased	(37,149,070)	(466,860,029)	(32,646,945)	(409,830,411)
Net increase	78,721,019	$983,950,988	19,107,540	$235,389,233

8. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”), from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2017, the Fund incurred a commitment fee in the amount of $72,299. The Fund did not utilize the Redemption Facility during the year ended December 31, 2017.

9. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by

Western Asset Core Bond Fund 2017 Annual Report	81

Notes to financial statements (cont’d)

Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2017. The following transactions were effected in shares of such companies for the year ended December 31, 2017.

	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$4,759,504,834	4,759,504,834	$2,988,800,000	2,988,800,000	—	$8,204,107	—	$1,770,704,834

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$197,685,841	$143,923,734

As of December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$6,260,469
Deferred capital losses*	(7,775,650)
Capital loss carryforward**	(33,363,704)
Other book/tax temporary differences (a)	(47,126,200)
Unrealized appreciation (depreciation)(b)	93,836,896
Total accumulated earnings (losses) — net	$11,831,811

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of December 31, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2018	$(33,363,704)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

82	Western Asset Core Bond Fund 2017 Annual Report

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset Core Bond Fund 2017 Annual Report	83

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Core Bond Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

February 20, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

84	Western Asset Core Bond Fund 2017 Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“WAML” and together with Western Asset, the “Subadvisers”) (collectively, the “Existing Agreements”) with respect to the Fund at meetings held on September 12, 2017 and October 17, 2017. At a meeting held on November 14, 2017, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as WAML, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by WAML. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreement between LMPFA and WAML with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to WAML because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to approve and renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the

Western Asset Core Bond Fund	85

Board approval of management and subadvisory agreements (unaudited) (cont’d)

capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each Subadviser would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2017. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by either Subadviser. The Directors observed that the contractual management fee paid by the Fund to LMPFA was higher than the average management fee rate paid by funds in its peer group, while the actual management fee rate paid by the Fund to LMPFA was lower than the average management fee rate paid by funds in its peer group and that total expenses for the Fund were higher than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and the Subadvisers may receive from their relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was

86	Western Asset Core Bond Fund

consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which Western Asset potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Core Bond Fund	87

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

88	Western Asset Core Bond Fund

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Chairman of Great Public Schools Now (since 2015); Trustee of The Getty Trust (since 2005); Chairman of Excellent Education Development (since 2000); formerly, Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012) ; formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Graham Holdings Company (formerly, The Washington Post Company) and Berkshire Hathaway, Inc.

Western Asset Core Bond Fund	89

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]
Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

90	Western Asset Core Bond Fund

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Core Bond Fund	91

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

92	Western Asset Core Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record date:	Daily	Daily
Payable date:	1/31/2017	February 2017 - December 2017
Ordinary income:
Qualified dividend income for individuals	1.27%	1.00%
Dividends qualifying for the dividends
received deduction for corporations	0.92%	0.76%
Interest from Federal Obligations	22.59%	22.59%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Core Bond Fund	93

Western Asset

Core Bond Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart,

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Bond Fund

Legg Mason Funds

620 Eighth Avenue 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013138 2/17 SR17-3284

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2016 and December 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $178,441 in December 31, 2016 and in $74,510 in December 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2016 and $0 in December 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,200 in December 31, 2016 and $20,806 in December 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $3,975 in December 31, 2016 and $0 in December 31, 2017, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2016 and December 31, 2017; Tax Fees were 100% and 100% for December 31, 2016 and December 31, 2017; and Other Fees were 100% and 100% for December 31, 2016 and December 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $200,054 in December 31, 2016 and $269,356 in December 31, 2017.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart

Jaynie M. Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 22, 2018